                                                                   Exhibit 10.25

                             EMPLOYMENT AGREEMENT
                             --------------------


         THIS EMPLOYMENT AGREEMENT (the "Agreement"), entered into on August __, 1997, made by and between IKON Office Solutions, Inc., an Ohio corporation with its principal offices located at Malvern, Pennsylvania (the "Company"), and John
E. Stuart (the "Executive"), effective as of May 1, 1997.

         WHEREAS, the Executive is currently the Chairman and Chief Executive Officer of the Company;

         WHEREAS, the Company considers it essential to the best interests of its shareholders to facilitate the recruitment and foster the continuous employment of senior executive officers;

         WHEREAS, the Board of Directors of the Company (the "Board") recognizes that, as is the case with many publicly held corporations, the possibility of a Change in Control*/ exists and that such possibility, and the uncertainty and questions which it raises, may result in the departure or distraction of the Company's senior executive officers to the detriment of the Company and its shareholders;

         WHEREAS, the Board has determined that appropriate steps should be taken to reinforce and encourage the continued attention and dedication of the Company's senior executive officers, including the Executive, to their assigned duties without distraction in the face of potentially disturbing circumstances arising from the possibility of a Change in Control; and

         WHEREAS, the Executive is willing to continue to serve as Chairman and Chief Executive Officer of the Company, and the Company desires to retain the Executive in such capacities on the terms and conditions herein set forth;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the Company and the Executive hereby agree as follows:

         1.    Employment. The Company agrees to continue to employ Executive,
               ----------
and the Executive agrees to be employed by the Company, upon the terms and conditions herein provided, for an initial period commencing as of May 1, 1997 and ending on April 30, 2000. On each anniversary date of this Agreement, commencing May 1, 2000, the Term shall be automatically extended for one additional year unless not less than six months prior to such anniversary date either party gives written notice of his or her intent not to extend the Term for an additional one-year period (a "Notice of Nonrenewal"); provided, however,
                                                              --------  -------
that the Term shall not be extended beyond Executive's 65th birthday unless affirmatively extended in writing

----------------------

*/     The definitions of capitalized terms not otherwise identified are set forth in Section 20 of the Agreement.

by the Company and Executive. In the event either party gives the other Notice of Nonrenewal, the other party may elect to terminate this Agreement as of the date of such Notice. In such event Executive agrees that, if requested by the Board of Directors, he shall be reasonably available for a period ending on the date on which such Notice of Nonrenewal was intended to become effective to assist in the orderly transition of his duties and responsibilities to such person or persons as shall be designated by the Board of Directors.

         2.    Position and Duties. During the Term, the Company agrees to
               -------------------
employ the Executive to serve as Chairman and Chief Executive Officer of the Company. The Executive will have such powers and duties as are commensurate with such positions and as may be conferred upon him by the Board. During the Term, and except for illness or incapacity and reasonable vacation periods consistent with the discharge of the Executive's duties and responsibilities hereunder, the Executive shall devote substantially all of his business time, attention, skill and efforts exclusively to the business and affairs of the Company and its subsidiaries and affiliates, provided, however, that the Executive may devote such time as is reasonably required for charitable and personal activities, in accordance with the Company's practices and policies, and serve on other boards as a director or trustee if such service does not interfere with his ability to discharge his duties and responsibilities to the Company.

         3.    Compensation. For all services rendered by the Executive in any
               ------------
capacity required hereunder during the Term, including, without limitation, services as an executive, officer, director, or member of any committee of the Company, or any subsidiary, affiliate or division thereof, the Executive shall be compensated as follows:

               (a)   Base Salary. The Company shall pay the Executive a fixed
                     -----------
salary of $900,000 per annum or such higher annual amount as is being paid from time to time pursuant to the terms hereof . Such fixed salary, together with all adjustments, is referred to herein as the "Base Salary." The Executive's Base Salary shall not be decreased at any time from the amount then in effect, unless the Executive otherwise agrees in writing. The Base Salary shall be subject to such periodic review (which shall occur at least annually) and such periodic increases as the Board shall deem appropriate in accordance with the Company's customary procedures and practices regarding the salaries of senior officers. Base Salary shall be payable in accordance with the customary payroll practices of the Company, but in no event less frequently than monthly.

               (b)   Incentive Compensation. The Executive shall be entitled to
                     ----------------------
receive annual and long-term incentive compensation awards, if earned, under the policies and plans maintained by the Company providing for the payment of incentive compensation to key officers based upon the performance of the Company and, if applicable, the officer's individual performance. The Executive's percentage participation, target percentage or other similar measure under any such policy or plan during the Term shall be at least at the highest level provided to any participant under such policy or plan.

               (c)   Stock Options. The Executive shall be eligible to receive
                     -------------
grants under the Company's stock option plan(s) including grants relating to the Company's Long-Term Incentive Compensation Plan ( the "LTIP"), at the sole discretion of the Human Resources Committee of the Board (the "Human Resources Committee"), subject to such terms and conditions as such Committee may decide, and in accordance with the grant letter for such options. In connection with this Agreement, Executive has been granted 250,000 options on May 1, 1997, with 100,000 options to vest on April 30, 2002 and the balance to vest on November 30, 2006, if the Executive is an employee of the Company on such date. In addition:

                     (i) The 100,000 options scheduled to vest on April 30, 2002 shall vest prior to April 30, 2002 (i.e., on the date of employment termination) in the event the Executive's employment hereunder terminates due to the Executive's death or Disability, a Without Cause Termination, a Constructive Discharge, or the Company's election not to renew.

                     (ii) The 150,000 options scheduled to vest on November 30, 2006 shall vest prior to such date (i.e., on the date of employment termination)
                                    ----
if Executive is employed by the Company after April 30, 2002, and after such date the Executive's employment hereunder terminates due to the Executive's death or Disability, a Without Cause Termination, a Constructive Discharge, or the Company's election not to renew.

                     (iii) All of such options shall vest upon a termination of employment after the Executive has satisfied the requirements for Early Retirement; provided, however, that the number of options that vest in such
            --------  -------
event shall be reduced by the sum of (A) the total number of options granted pursuant to Section 3(c) multiplied by a percentage equal to the percentage used to reduce the Executive's pension payable at normal retirement under the Company's Pension Plan, based on the terms of the Pension Plan in effect on the date hereof, to determine the pension payments payable to the Executive upon his Early Retirement; and (B) the number of such options previously vested under other provisions of this Agreement.

                     (iv) All options which become vested hereunder or under any other provisions of this Agreement shall be exercisable by the Executive at any time during the Executive's employment with the Company in accordance with the terms and conditions of the option plan, and for a period of twelve months following the Date of Termination. For purposes of this paragraph, in the event of the Company's election not to extend the Term of this Agreement, the Executive's employment shall be deemed to terminate on the date such election is intended to become effective, notwithstanding that the Executive elects, in accordance with Section 1 hereof, to terminate his employment as of the date of the Notice of Nonrenewal.

               (d)   Additional Benefits. Except as modified by this Agreement,
                     -------------------
the Executive (and the Executive's family, if applicable) shall be entitled to participate in all compensation or employee benefit plans or programs (currently including, but not limited to, the LTIP, the 1994 Deferred Compensation Plan, the Executive Deferred Compensation Plan, the 1991 Deferred Compensation Plan, the Partners Stock Purchase Plan, the Annual Bonus Plan, the Supplemental

Retirement Plan, and the Partners Loan Program) and to receive all benefits, perquisites and emoluments, for which the most senior executive employees of the Company are eligible under any plan or program now or hereafter established and maintained by the Company for senior officers, to the fullest extent permissible under the general terms and provisions of such plans or programs and in accordance with the provisions thereof, including group hospitalization, health, dental care, life or other insurance, tax-qualified pension, savings, thrift and profit-sharing plans, termination pay programs, sick-leave plans, travel or accident insurance, disability insurance, automobile allowance or automobile lease plans, and executive contingent compensation plans, including, without limitation, capital accumulation programs and stock purchase, restricted stock and stock option plans. Notwithstanding the foregoing, nothing in this Agreement shall preclude the amendment or termination of any such plan or program, provided that such amendment or termination is applicable generally to the senior officers of the Company or any subsidiary or affiliate. Because of the severance benefits provided in this Agreement, Executive shall not participate in any general severance program established by the Company for its executives.

               (e)   Recognition of Past Service. If the Executive becomes a
                     ---------------------------
participant in any employee benefit plan, practice or policy of the Company or its affiliates, the Executive shall be given credit under such plan, practice or policy for all service in the employ of the Company and any predecessors thereto or affiliates thereof prior to the date hereof, for purposes of eligibility and vesting, benefit accrual and for all other purposes for which service is either taken into account or recognized under the terms of such plan, practice or policy, on terms no less favorable than are applicable to other senior executives of the Company.

               (f)   Office. During the Term, the Executive shall be entitled to
                     ------
a private office, and such secretarial services as have been previously provided to the Executive, and such other assistance and accommodations as shall be suitable to the character of the Executive's position with the Company and adequate for the performance of the Executive's duties hereunder.

               (g)   Automobile. During the Term, the Company shall continue to
                     ----------
provide the Executive with a leased automobile for use by the Executive consistent with the past practices and shall continue to pay or reimburse the Executive for the maintenance and operation of such automobile upon receipt of itemized vouchers therefor and such other supporting information that the Company shall reasonably require.

               (h)   Telephone. During the Term, the Company shall continue to
                     ---------
provide the Executive with a cellular telephone and related telephone service or a cellular telephone allowance consistent with past practices.

               (i)   Place of Performance. In connection with his employment by
                     --------------------
the Company, the Executive shall at all times be entitled to maintain his office at the principal executive offices of the Company, which shall not be more than fifteen (15) miles of their current location, subject to the Executive's obligation to engage in such travel reasonably related to the performance of his duties hereunder.

         4.    Business Expenses. The Company shall pay or reimburse the
               -----------------
Executive for all reasonable travel or other expenses incurred by the Executive (and his spouse where there is a legitimate business reason for his spouse to accompany him) in connection with the performance of his duties and obligations under this Agreement, including, without limitation, expenses for entertainment, travel (including automobile operating expenses), meals, hotel accommodations and the like, in accordance with such rules and policies relating thereto as the Company may from time to time adopt. Reimbursement shall be subject to the Executive's presentation of appropriate vouchers in accordance with such procedures as the Company may from time to time establish for senior officers and to preserve any deductions for Federal income taxation purposes to which the Company may be entitled.

         5.    Effect of Termination of Employment Other Than in Connection with
               -----------------------------------------------------------------
a Change in Control.
-------------------

               (a)   Certain Terminations. In the event the Executive's
                     --------------------
employment hereunder terminates due to (i) a Without Cause Termination, (ii) a Constructive Discharge, or (iii) the Company's election not to renew, the Company shall, as severance pay, continue, subject to the provisions of Section 7 below, to pay the Executive's Base Salary as in effect at the Date of Termination during the Separation Period. In addition, earned but unpaid Base Salary as of the Date of Termination shall be payable in full within seven days of the Date of Termination. The salary continuation payments shall be offset to the extent of the Executive's earnings from full-time employment with another employer during the Separation Period (with any such payments and any other payments arising from employment activities to be reported to the Company by the Executive). Group hospitalization, health, dental care, life or other insurance, travel or accident insurance, and disability insurance shall continue through the end of the Separation Period, provided that the Company may cease to provide such benefits if Executive obtains comparable coverage in connection with subsequent employment during the Separation Period, and provided further that in the event the Company is precluded from providing coverage under any such program by applicable law or regulation, it shall provide Executive with a lump-sum payment equal to an amount that would enable Executive after payment of applicable taxes on such lump-sum amount to purchase comparable coverage. The Executive shall be entitled to a pro rata award for any annual bonus award in
Section 3(b) for the fiscal year in which the Executive's termination occurs based on actual results for the full year, payable at the same time as the award is paid to other senior executives of the Company, and to outplacement assistance at the Company's expense from an experienced third party vendor. Except as the Human Resources Committee may otherwise determine at its discretion or except as otherwise provided in the applicable plan, upon termination of employment, the Executive shall not be entitled to any further benefits or vesting under the Company's long term incentive plans, retirement or savings plans, deferred compensation or stock purchase plans, or stock option plans following the Date of Termination.

                  (b) Other Terminations. In the event that the Executive's
                      ------------------
employment hereunder terminates due to Disability, a termination for Cause, or the Executive's death, or the Executive voluntarily terminates employment with the Company for reasons other than a Constructive Discharge or Disability (with voluntary retirement or termination following Executive's delivery of a Notice of Nonrenewal being a voluntary termination for purposes of this Agreement), earned but unpaid Base Salary as of the Date of Termination shall be payable in full. In the event of the Executive's Disability, Company shall pay to the Executive, and in the event of the Executive's death, the Company shall pay to the Executive's surviving spouse or to such other person or entity as Executive may designate in writing on notice filed with the Company (or to his estate, if he has made no such written designation and is not survived by a spouse), the annual bonus award in Section 3(b) for the fiscal year in which his Disability or death occurs, prorated to the date of the Executive's Disability or death. However, except as the Human Resources Committee may otherwise determine at its discretion or except as otherwise provided in the applicable plan, no other payments shall be made, or benefits provided, by the Company under this Agreement except for stock options to the extent already exercisable hereunder, vested benefits payable under the terms of Company's retirement and savings plans, and any other benefits which the Executive is entitled to receive under the terms of any other employee benefit programs maintained by the Company or its affiliates for its employees.

                  (c) A Notice of Termination shall be the sole means by which the Company or the Executive may terminate the Executive's employment during the Term. Any purported termination of the Executive's employment (other than by reason of death) shall be communicated by a written Notice of Termination from one party hereto to the other party hereto in accordance with Section 10 hereof.

                  (d) A Notice of Termination for Cause shall include a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters (3/4) of the voting membership of the Board at a meeting of the Board which considered such termination (after reasonable notice to the Executive and an opportunity for the Executive, together with the Executive's counsel, to be heard before the Board) finding that, in the good faith opinion of the Board, the Executive was guilty of conduct specifically included in the definition of Cause, and specifying the particulars thereof in detail. In any Board deliberations or votes concerning determinations under this paragraph, Executive shall recuse himself from such deliberations and votes.

         6. Effect of Termination of Employment in Connection with a Change in
            ------------------------------------------------------------------
Control Event.
-------------
                  (a) For purposes of this Section 6, if preceded by a Potential Change in Control Event, any of the following events shall be deemed to be a Termination upon a Change in Control Event: (i) the Executive's employment is terminated without Cause and such termination was at the request or direction of, or pursuant to negotiations with, a Person who has entered into an agreement with the Company the consummation of which will constitute a

Change in Control Event; (ii) the Executive terminates his employment due to Constructive Discharge and the circumstance or event which constitutes Constructive Discharge occurs at the request or direction of, or pursuant to negotiations with, such Person; or (iii) the Executive's employment is terminated without Cause and such termination is otherwise in connection with or in anticipation of a Change in Control Event which actually occurs.

                  (b) Payments for Termination upon a Change in Control Event.
                      -------------------------------------------------------
In the event of the termination of Executive's employment in circumstances constituting a Termination upon a Change in Control Event, the Company shall pay to the Executive in a single payment in cash (without any discount or reductions, except as otherwise specifically provided herein, for the time value of money) and/or provide to the Executive, as applicable, the following:

                           (i)  the Executive's earned but unpaid Base Salary
as of the Date of Termination;

                           (ii) the target annual bonus award in Section 3(b)
for the year in which termination occurs, prorated to the Date of Termination, assuming all target performance goals have been or will be achieved;

                           (iii) the benefits, if any, to which the Executive is
entitled as a former employee under the employee benefit programs and compensation plans and programs maintained for the benefit of the Company's officers and employees;

                           (iv) continued group hospitalization, health, dental
care, life or other insurance, travel or accident insurance and disability insurance, for the Separation Period, with coverage substantially similar to those which the Executive is receiving immediately prior to the Notice of Termination (without giving effect to any amendment to such benefits made subsequent to a Change in Control Event which amendment adversely affects in any manner the Executive's entitlement to or the amount of such benefits); provided,
                                                                       --------
however, that (A) except as provided in subsection (B) of this paragraph, unless
-------
the Executive consents to a different method (after taking into account the effect of such method on the calculation of "parachute payments" pursuant to
Section 6(c) hereof), such health insurance benefits shall be provided through a third-party insurer, and provided further (B) in the event the Company is precluded from providing coverage under any such program by applicable law or regulation, it shall provide Executive with a lump-sum payment equal to an amount that would enable Executive after payment of applicable income and employment taxes on such lump-sum amount to purchase comparable coverage. Benefits otherwise receivable by the Executive pursuant to this Section shall be reduced to the extent comparable benefits are actually received by the Executive without cost during the Separation Period (and any such benefits actually received by the Executive shall be reported to the Company by the Executive).

                           (v)  in lieu of any further salary payments to the
Executive for periods subsequent to the Date of Termination and in lieu of any severance benefit otherwise payable to the Executive, an amount equal to the Base Salary and annual bonus the Executive would have earned during the Separation Period if the Executive had continued working for the Company at the highest annual rate of Base Salary that the Executive achieved before the Date of Termination, and received an annual target percentage bonus for each year and part thereof at the target potential award level, assuming all target performance goals have been or will be achieved.

                           (vi)   an amount equal to the excess of (A) the
present value of the benefits to which the Executive would be entitled under the Company's Pension Plan and Company's Supplemental Retirement Plan (and any successor thereto) if the Executive had continued working for the Company during the Separation Period at the highest annual rate of Base Salary achieved during the Executive's period of actual employment with the Company, and the Pension Plan continued in force during the Separation Period, over (B) the present value of the benefits to which the Executive is actually entitled under the Company's Pension Plan and Supplemental Retirement Plan, each computed as of the date of the Executive's Date of Termination, with present values to be determined using the discount rate used by the Pension Benefits Guaranty Corporation to calculate the benefit liabilities under the Pension Plan in the event of a plan termination on the Date of Termination, compounded monthly, the mortality tables prescribed in the Company's Pension Plan for determining actuarial equivalence, and the reduction factor (if any) for early commencement of pension payments based on the Executive's age on the last day of the Separation Period;

                           (vii)  an amount equal to the Company's contributions
to which the Executive would have been entitled under the Company's Retirement Savings Plan (or any successor thereto) if the Executive had continued working for the Company and the Retirement Savings Plan continued in force during the Separation Period at the highest annual rate of Base Salary achieved during the Executive's period of actual employment with the Company, and making the maximum amount of employee contributions, if any, as are required under such plans;

                           (viii) Notwithstanding any provision of the
Company's LTIP or the Partners' Stock Purchase Plan to the contrary, the Executive shall be fully vested in the Company contributions credited to him under the Partners' Stock Purchase Plan, and the Company shall pay to the Executive a lump sum amount, in cash, equal to the sum of (A) any incentive compensation which has been allocated or awarded to the Executive for a measuring period which commenced prior to the Date of Termination under the LTIP but which, as of the Date of Termination, is contingent only upon the continued employment of the Executive to a subsequent date and/or upon achievement of performance goals and which otherwise has not been paid, computed as if all performance goals have been or will be achieved to the maximum extent, in lieu of any payment of such incentive compensation under the LTIP, and without proration; (B) the amount of a 100% match on purchases made under the Partners' Stock Purchase Plan in the year in which the Date of Termination occurs, less the amount of the match actually made under the Partners' Stock Purchase Plan for the portion of the year prior to the Date of Termination; and (C) the amount of a 100% match on purchases the Executive could have made under the

Partners' Stock Purchase Plan during the Separation Period (assuming no increase or decrease in the purchase price under the Plan following the Date of Termination) if the Executive had continued working for the Company and the Partners' Stock Purchase Plan continued in force during the Separation Period at the pay and bonus levels specified in (v) above;

                           (ix) Full vesting in all stock options, including
the stock options described in Section 3(c), and including stock options granted after the date of this Agreement which, to the extent not previously vested, shall be exercisable beginning on the date of the Termination upon a Change in Control Event; and

                           (x)  A one-year extension of any loan repayment
obligation under the Company's Partners Loan Program (subject to interest accrual pursuant to the terms of such Plan).

                  (c) Adjustment for Excess Parachute Payments.
                      ----------------------------------------

                           (i)   If any payment or benefit received or to be
received by the Executive in connection with a Change in Control Event or the termination of the Executive's employment whether pursuant to the terms of this Agreement or any other plan, arrangement or agreement with the Company, any Person whose actions result in a Change in Control Event or any Person affiliated with the Company or such Person (with all such payments and benefits, including the severance payments, hereinafter called "Total Payments") will be subject (in whole or part) to the Excise Tax, then the Company shall pay to the Executive an additional amount (the "Gross-Up Payment") such that the net amount retained by the Executive, after deduction of any Excise Tax on the Total Payments and any federal, state and local income and employment taxes and Excise Tax upon the Gross-Up Payment shall be equal to the Total Payments. For purposes of determining the amount of the Gross-Up Payment, the Executive shall be deemed to pay federal income and employment taxes at the highest marginal rate of federal income and employment taxation in the calendar year in which the Gross-Up Payment is to be made and state and local income taxes at the highest marginal rate of taxation, including any surtax in the state and locality of the Executive's residence on the Date of Termination (or, if inapplicable, the date of the Change of Control Event, with the relevant date hereinafter referred to as the "Payment Date"), net of the maximum reduction in federal income taxes which could be obtained from deduction of such state and local taxes.

                           (ii)  For purposes of determining whether any of the
Total Payments will be subject to the Excise Tax and the amount of such Excise Tax, (A) all of the Total Payments shall be treated as "parachute payments" within the meaning of section 280G(b)(2) of the Code, unless in the opinion of tax counsel (the "Tax Counsel") reasonably acceptable to the Executive and selected by the accounting firm (the "Auditor") which was, immediately prior to the Change in Control Event, the Company's independent auditor, such other payments or benefits (in whole or in part) do not constitute parachute payments, including by reason of section 280G(b)(4)(A) of the Code, (B) all "excess parachute payments" within the meaning of section 280G(b)(1) of the Code shall be treated as subject to the Excise Tax unless, in the opinion of Tax Counsel, such excess parachute payments (in whole or part) represent reasonable compensation for services actually rendered, within the meaning of section 280G(b)(4)(B) of the Code, in excess of the Base Amount allocable to such reasonable compensation, or are otherwise not subject to the Excise Tax, and (C) the value of any noncash benefits or any deferred payment or benefit shall be determined by the Auditor in accordance with the principles of section 280G(d)(3) and (4) of the Code. Prior to the payment date set forth in Section 6(d) hereof, the Company shall provide the Executive with its calculation of the amounts referred to in this Section and such supporting materials as are reasonably necessary for the Executive to evaluate the Company's calculations. If the Executive disputes the Company's calculations (in whole or in part), the opinion of Tax Counsel with respect to the matter in dispute shall prevail.

                           (iii) In the event that (A) amounts are paid to the
Executive pursuant to subsection (i) of this Section, and (B) the Excise Tax is subsequently determined to be less than the amount taken into account hereunder on the Payment Date, the Executive shall repay to the Company, within 90 days following the date on which the amount of such reduction in Excise Tax is finally determined, the portion of the Gross-Up Payment attributable to such reduction plus interest on the amount of such repayment at the rate provided in section 1274(b)(2)(B) of the Code. In the event that the Excise Tax is determined to exceed the amount taken into account hereunder in determining the amount of the Gross-Up Payment at the time of the Payment Date (including by reason of any payment the existence or amount of which cannot be determined at the time of the Gross-Up Payment), the Company shall make an additional Gross-Up Payment to the Executive in respect of such excess (plus any interest, penalties or additions payable by the Executive with respect to such excess and such portion) within 90 days following the date on which the amount of such excess is finally determined at the rate provided in section 1274(b)(2)(B) of the Code.

                  (d) The payments provided for in subsections (i), (ii), (v),
(vi), (vii) and (viii) of Section 6(b) hereof and subsections (i), (ii) and, if applicable, (iii) of Section 6(c) hereof shall be made not later than the twentieth (20) day following the Date of Termination; provided, however, that if
                                                      --------  -------
the amounts of such payments, or, if applicable, the Excise Tax, cannot be finally determined on or before such day, the Company shall pay to the Executive on such day an estimate, as determined in good faith by the Executive or, in the case of Gross-Up Payments under Section 6(c) hereof, in accordance with Section 6(c)(ii) hereof, of the minimum amount of such payments to which the Executive is clearly entitled and shall pay the remainder of such payments (together with interest at the rate provided in section 1274(b)(2)(B) of the Code) as soon as the amount thereof can be determined but in no event later than the thirtieth
(30th) day after the Date of Termination. In the event that the amount of the estimated payments exceeds the amount subsequently determined to have been due, such excess shall constitute a loan by the Company to the Executive, payable on the fifth (5th) business day after demand by the Company (together with interest at the rate provided in section 1274(b)(2) (B) of the Code). At the time that payments are made under this Section and Section 6(c), the Company shall provide the Executive with a written statement setting forth the manner in which such payments were calculated and the basis for such calculations including, without limitation, any opinions or other advice the Company has received from outside counsel, auditors or consultants (and any such opinions or advice which are in writing shall be attached to the statement). In the event the Company should fail to pay when due the amounts described in Section 6(b) hereof or subsections (i), (ii) and, if applicable, (iii) of Section 6(c), the Executive shall also be entitled to receive from the Company an amount representing interest on any unpaid or untimely paid amounts from the due date, as determined under this Section, to the date of payment at the rate provided in section 1274(b)(2)(B) of the Code after such due date.

                  (e) The Company also shall pay to the Executive all legal fees and expenses incurred by the Executive in (i) the negotiation and execution of this Agreement, and (ii) following a Change in Control Event (including a termination of employment following a Potential Change in Control Event if the Executive alleges in good faith that such termination will be deemed to have occurred following a Change in Control Event pursuant to Section 6(a) hereof) in disputing in good faith any issue relating to the termination of the Executive's employment or in seeking in good faith to obtain or enforce any benefit or right provided by this Agreement or in connection with any tax audit or proceeding to the extent attributable to the application of section 4999 of the Code to any payment or benefit provided hereunder. Such payments shall be made as such fees and expenses are incurred by the Executive, but in no event later than five (5) business days after delivery of the Executive's written requests for payment accompanied with such evidence of fees and expenses incurred as the Company reasonably may require.

         7. Other Duties of the Executive During and After Term.
            ---------------------------------------------------

                  (a) Confidential Information. Executive acknowledges that by
                      ------------------------
reason of his employment with the Company he has and will hereafter, from time to time during the Term, become exposed to and/or become knowledgeable about proposals, plans inventions, practices, systems, programs, formulas, processes, methods, techniques, research, records, supplier sources, customer lists, and other forms of business information which are not known to the Company's competitors and which are not recognized as being encompassed within standard business or management practices and which are kept secret and confidential by the Company (the "Confidential Information"). The Executive therefore agrees that at no time during or after the period of his employment by the Company will he disclose or use the Confidential Information except to the extent such information becomes public through no fault of the Executive, as required by law, as authorized by the Board, or as may be required in the prudent course of business for the benefit of the Company; provided, that no payment required to be made by the Company under the terms of this Agreement after termination of the employment of the Executive shall be subject to any right of set-off, counterclaim, defense, abatement, suspension, deferment or reduction by reason of any claim against the Executive based upon breach of the covenant in this
Section 7(a) other than upon execution of an unsatisfied judgment rendered by a court of competent jurisdiction.

                  (b) Non-Compete. In consideration of the mutual terms and
                      -----------
agreements set forth in this Agreement and the grant of stock options under
Section 3(c) hereof, the Executive hereby agrees that (i) while the Executive is employed during the Term, (ii) during such time after the Term as the Executive is employed by the Company and (iii) for a period of one year after the Executive's Date of Termination, he will not, unless authorized in writing to do so by the Company, directly or indirectly own, manage, operate, join, control or participate in the ownership, management, operation or control of, or be employed or otherwise connected in any substantial manner with any business which directly or indirectly competes to a material extent with any line of business of the Company or its subsidiaries which was operated by the Company or its subsidiaries at the Date of Termination; provided, that nothing in this
                                             --------
paragraph shall prohibit the Executive from acquiring up to 5% of any class of outstanding equity securities of any corporation whose equity securities are regularly traded on a national securities exchange or in the "over-the-counter market," and provided further, that the foregoing restriction of this Section
             -------- -------
7(b) shall not apply following a Change of Control Event or a Potential Change in Control Event if (v) the Executive's employment has been terminated by the Company without Cause, (w) the Executive terminates his employment as the result of a Constructive Discharge or (x) the Company elects not to extend the Term of this Agreement. The Executive agrees that for a period ending three years after the Date of Termination hereunder, the Executive will not (y) recruit any employee of the Company or solicit or induce, or attempt to solicit or induce, any employee of the Company to terminate his or her employment with, or otherwise cease his or her relationship with, the Company, or (z) solicit, divert or take away, or attempt to solicit, divert or take away, the business or patronage of any of the clients, customers or accounts, or prospective clients, customers or accounts, of the Company that were contacted, solicited or served by the Executive while employed by the Company.

                  (c) Remedies. The Company and the Executive confirm that the
                      --------
restrictions contained in Sections 7(a) and 7(b) hereof are, in view of the nature of the business of the Company, reasonable and necessary to protect the legitimate interests of the Company and that any violation of any provision of
Section 7(a) or 7(b) will result in irreparable injury to the Company. The Executive hereby agrees that, in the event of any breach or threatened breach of the terms or conditions of this Agreement by the Executive, the Company's remedies at law will be inadequate and, in any such event, the Company shall be entitled to commence an action for preliminary and permanent injunctive relief and other equitable relief in any court of competent jurisdiction. The Executive further irrevocable consents to the jurisdiction of any Pennsylvania state court or federal court located in the Commonwealth of Pennsylvania over any suit, action or proceeding arising out of or relating to this Section 7(c) and hereby waives, to the fullest extent permitted by law, any objection that he may now or hereafter have to such jurisdiction or to the laying of venue of any such suit, action or proceeding brought in such a court and any claim that such suit, action or proceeding has been brought in an inconvenient forum. In addition, if the Executive at any time during the Separation Period Executive engages in conduct described in Section 7(b) (whether or not within the one-year period after the termination of his employment with the Company), the Company shall be entitled to discontinue the payments and benefits provided under Section 5(a). The Executive's Agreement as set forth in this Section 7 shall: (x) survive the termination of this Agreement, and continue throughout the duration of the Executive's employment with the Company, except as amended or modified by written agreement of the parties; and (y) survive the Executive's termination of employment with the Company for the periods specified in Section 7(b) hereof.

                  (d) Modification of Terms. If any restriction in this Section
                      ---------------------
7 of the Agreement is adjudicated to exceed the time, geographic, service or other limitations permitted by applicable law in any jurisdiction, the Executive agrees that such may be modified and narrowed, either by a court or the Company, to the maximum time, geographic, service or other limitations permitted by applicable law so as to preserve and protect the Company's legitimate business interest, without negating or impairing any other restrictions or undertaking set forth in the Agreement.

         8. Withholding Taxes. The Company may directly or indirectly withhold
            -----------------
from any payments made under this Agreement all Federal, state, city or other taxes as shall be required pursuant to any law or governmental regulation or ruling.

         9. Consolidation, Merger, or Sale of Assets. Nothing in this Agreement
            ----------------------------------------
shall preclude the Company from consolidating or merging into or with, or transferring all or substantially all of its assets to, another corporation which assumes this Agreement and all obligations and undertakings of the Company hereunder. Upon such a consolidation, merger or transfer of assets and assumption, the term "Company" as used herein shall mean such other corporation and this Agreement shall continue in full force and effect.

         10. Notices. All notices, requests, demands and other communications
             -------
required or permitted hereunder shall be given in writing and shall be deemed to have been duly given if delivered or mailed, postage prepaid, by same day or overnight mail as follows:

                  (a)      To Company:
                           General Counsel
                           IKON Office Solutions, Inc.
                           70 Valley Stream Parkway
                           Malvern, PA 19355

                  (b)      To the Executive:

                           John E. Stuart
                           890 West Strasburg Road
                           West Chester, PA  19382

or to such other address as either party shall have previously specified in writing to the other.

         11. No Attachment. Except as required by law, no right to receive
             -------------
payments under this Agreement shall be subject to anticipation, commutation, alienation, sale, assignment, encumbrance, charge, pledge, or hypothecation or to execution, attachment, levy, or similar process or assignment by operation of law, and any attempt, voluntary or involuntary, to effect any such action shall be null, void and of no effect; provided, however, that nothing in this Section
                                --------  -------
11 shall preclude the assumption of such rights by executors, administrators or other legal representatives of the Executive or his estate and their assigning any rights hereunder to the person or persons entitled thereto.

         12. No Mitigation. The Executive shall not be required to mitigate the
             -------------
amount of any payment or benefit provided for in this Agreement by seeking other employment or otherwise, nor except as otherwise specifically provided in this Agreement shall the amount of any payment or benefit provided for in this Agreement be reduced by any compensation earned by other employment or otherwise.

         13. Source of Payment. All payments provided for under this Agreement
             -----------------
shall be paid in cash from the general funds of the Company. The Company shall not be required to establish a special or separate fund or other segregation of assets to assure such payments, and, if the Company shall make any investments to aid it in meeting its obligations hereunder, the Executive shall have no right, title or interest whatever in or to any such investments except as may otherwise be expressly provided in a separate written instrument relating to such investments. Nothing contained in this Agreement, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship, between the Company and the Executive or any other person. To the extent that any person acquires a right to receive payments from the Company hereunder, such right, without prejudice to rights which employees may have, shall be no greater than the right of an unsecured creditor of the Company.

         14. Severability. If any provision of this Agreement or application
             ------------
thereof to anyone or under any circumstances is adjudicated to be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect any other provision or application and shall not invalidate or render unenforceable such provision or application in any other jurisdiction.

         15. Contents of Agreement. This Agreement supersedes all prior
             ---------------------
agreements and sets forth the entire understanding between the parties hereto with respect to the subject matter hereof and cannot be changed, modified, extended or terminated except upon written amendment approved by the parties hereto. Unless otherwise required by law, in the event of a conflict between this Agreement and any plan, program, stock option award, LTIP award, or Company policy, the terms of this Agreement shall be controlling.

         16. Governing Law. The validity, interpretation, performance, and
             -------------
enforcement of this Agreement shall be governed by the laws of the Commonwealth of Pennsylvania (and

Federal laws to the extent applicable), and Executive consents to the jurisdiction of the state and federal courts of Pennsylvania in any dispute arising under this Agreement.

         17. Survival of Benefits. Any Section of this Agreement which provides
             --------------------
a benefit to the Executive and which does not expressly provide for its termination upon the expiration of the Term shall survive the expiration of the Term and the obligation to provide benefits to the Executive as set forth in such Section shall remain binding upon the Company until such time as the Executive's employment relationship with the Company is terminated and the benefits provided under such Section are paid in full to the Executive.

         18. Miscellaneous. All section headings are for convenience only. This
             -------------
Agreement may be executed in any number of counterparts, each of which when executed shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument. It shall not be necessary in marking proof of this Agreement or any counterpart hereof to produce or account for any of the other counterparts.

         19. Settlement of Disputes; Arbitration. Except with respect to actions
             -----------------------------------
for preliminary and permanent injunctive relief and other equitable relief under
Section 7, any controversy or claim arising out of or relating to this Agreement, or any breach thereof, shall be settled by arbitration in accordance with the terms of this Section 19. All claims by the Executive for benefits under this Agreement shall be directed to and determined by the Board and shall be in writing. Any denial by the Board of a claim for benefits under this Agreement shall be delivered to the Executive in writing within thirty (30) days and shall set forth the specific reasons for the denial and the specific provisions of this Agreement relied upon. The Board shall afford a reasonable opportunity to the Executive for a review of the decision denying a claim and shall further allow the Executive to appeal to the Board a decision of the Board within thirty (30) days after notification by the Board that the Executive's claim has been denied. Any further dispute, controversy or claim arising out of or relating to this Agreement, or the interpretation or alleged breach thereof, shall be settled by arbitration in accordance with the Center for Public Resources, Inc. Non-Administered Arbitration Rules, by three arbitrators, none of whom shall be appointed by either party. The arbitration shall be governed by United States Arbitration Act 9 U.S.C. (S). 1-16, and judgment upon the award rendered by the arbitrators may be entered by any court having jurisdiction thereof. The place of the arbitration shall be Philadelphia, Pennsylvania. Judgment may be entered on the arbitrator's award in any court having jurisdiction. Notwithstanding any provision of this Agreement to the contrary, the Executive shall be entitled to seek specific performance of the Executive's right to be paid until the Date of Termination during the pendency of any dispute or controversy arising under or in connection with this Agreement.

         20. Definitions. For purposes of this Agreement, the following terms
             -----------
have the following meanings:

                (a)     "Base Amount" shall have the meaning set forth in
section 280G(b)(3) of the Code.

                (b) "Beneficial Owner" shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

                (c) "Cause," prior to a Change of Control Event or a Potential Change of Control Event, shall mean termination by the Company of the Executive's employment due to (i) the willful and continued failure by the Executive to substantially perform the Executive's duties with the Company (other than any such failure resulting from the Executive's incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to the Executive by the Board, which demand specifically identifies the manner in which the Board believes that the Executive has failed to substantially perform the Executive's duties, and which provides Executive with at least a 30-day period to correct such failure, or (ii) the willful engaging by the Executive in conduct which is demonstrably and materially injurious to the Company or its subsidiaries, monetarily or otherwise. For purposes of clauses (i) and (ii) of this definition, (x) no act, or failure to act, on the Executive's part shall be deemed "willful" unless done, or omitted to be done, by the Executive not in good faith and without reasonable belief that the Executive's act, or failure to act, was in the best interest of the Company and
(y) in the event of a dispute concerning the application of this provision, no claim by the Company that Cause exists shall be given effect unless the Board determines, by an affirmative vote of not less than three-quarters (3/4) of the voting membership of the Board, that Cause has been established by clear and convincing evidence. In any Board deliberations or votes concerning a determination under this paragraph, Executive shall recuse himself from such deliberations and votes. Following a Change in Control Event or a Potential Change in Control Event, "Cause" shall mean a judicial determination that the Executive has committed fraud, misappropriation or embezzlement against the Company; or a nonappealable conviction of, or entry of a plea of nolo contendere for, an act by the Executive constituting a felony or misdemeanor which, as determined by the Board in the good faith, constitutes a crime involving moral turpitude and results in material harm to the Company. Any dispute by the Executive of a Board determination under this paragraph shall be resolved in accordance with Section 19 hereof.

                (d) "Change in Control Event" shall mean any of the following events:

                        (i) any Person, together with its affiliates and associates (as such terms are used in Rule 12b-2 of the Exchange Act), is or becomes the Beneficial Owner, directly or indirectly, of 15% or more of the then outstanding shares of common stock of the Company; or

                        (ii) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the date hereof, constitute the Board and any new director whose appointment or election by the Board or nomination for election by the Company's shareholders was approved by a vote of at least a majority of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved; or

                        (iii) the Company consolidates with, or merges with or into, any other Person (other than a wholly owned subsidiary of the Company), or any other person consolidates with, or merges with or into, the Company, and, in connection therewith, all or part of the outstanding shares of common stock shall be changed in any way or converted into or exchanged for stock or other securities or cash or any other property; or

                        (iv) a transaction or series of transactions in which, directly or indirectly, the Company shall sell or otherwise transfer (or one or more of its subsidiaries shall sell or otherwise transfer) assets (A) aggregating more than 50% of the assets (measured by either book value or fair market value) or (B) generating more than 50% of the operating income or cash flow of the Company and its subsidiaries (taken as a whole) to any other Person or group of Persons.

                        Notwithstanding the foregoing, no "Change in Control Event" shall be deemed to have occurred if there is consummated any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions own a majority of the outstanding voting shares and in substantially the same proportion in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

                (e) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time. Reference to any section or subsection of the Code includes references to any comparable or succeeding provision of any legislation which amends, supplements, or replaces such section or subsection.

                (f) "Constructive Discharge" shall mean a termination by the Executive of the Executive's employment as a result of the occurrence (without the Executive's express written consent) of any one of the following acts by the Company, or failures by the Company to act, unless, in the case of any act or failure to act described in paragraph (i), (v), (vi) or (vii) below, such act or failure to act is corrected prior to the Date of Termination:

                        (i) the assignment to the Executive of duties inconsistent with the Executive's status as a senior executive officer of the Company or a substantial alteration in the nature or status of the Executive's responsibilities other than any such alteration primarily attributable to the fact that the Company may no longer be a public company;

                        (ii) a reduction by the Company in the Executive's Base Salary as in effect on the date hereof or as the same may be increased from time to time;

                        (iii) the relocation of the Company's principal executive offices to a location more than 15 miles from the then location of such offices without the Executive's written consent or the Company's requiring the Executive to be based anywhere other than the Company's principal executive offices except for required travel on the Company's business to an extent substantially consistent with the Executive's present business travel obligations;

                        (iv) the failure by the Company to pay to the Executive any portion of the Executive's current compensation or to pay to the Executive any portion of an installment of deferred compensation under any deferred compensation program of the Company within seven (7) days of the date such compensation is due after written demand from the Executive has been received therefor;

                        (v) following a Change in Control Event or a Potential Change in Control Event, the failure by the Company to continue in effect any compensation plan in which the Executive participates immediately prior to the Change in Control Event or the Potential Change in Control Event which is material to the Executive's total compensation, including but not limited to the Company's stock option, incentive compensation, deferred compensation, stock purchase, bonus and other plans or any substitute plans adopted prior to the Change in Control Event, unless an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to such plan, or the failure by the Company to continue the Executive's participation therein (or in such substitute or alternative plan) on a basis not less favorable, both in terms of the amount of benefits provided and the level of the Executive's participation, relative to other participants, as existed immediately prior to the Change in Control Event or the Potential Change in Control Event;

                        (vi) following a Change in Control Event or a Potential Change in Control Event, the failure by the Company to continue to provide the Executive with benefits substantially similar to those enjoyed by the Executive under any of the Company's pension, life insurance, medical, health and accident, or disability plans in which the Executive was participating immediately prior to the Change in Control Event or the Potential Change in Control Event, the taking of any action by the Company which would directly or indirectly materially reduce any of such benefits or deprive the Executive of any material fringe benefit enjoyed by the Executive at the time of the Change in Control Event or a Potential Change in Control Event, or the failure by the Company to maintain a vacation policy with respect to the Executive that is at least as favorable as the vacation policy (whether formal or informal) in place with respect to the Executive immediately prior to the Change in Control Event or the Potential Change in Control Event; or

                        (vii) following a Change in Control Event, or a Potential Change of Control Event, any purported termination of the Executive's employment which is not effected pursuant to a Notice of Termination; or

                        (viii) any breach by the Company of any material provision of this Agreement.

                        The Executive's right to terminate employment due to Constructive Discharge shall not be affected by the Executive's incapacity due to physical or mental illness. The Executive's continued employment shall not constitute consent to, or a waiver of rights with respect to, any act or failure to act constituting Constructive Discharge hereunder.

                        For purposes of any determination regarding a Constructive Discharge, a claim by the Executive of a Constructive Discharge shall be presumed to be correct unless the Board determines, by an affirmative vote of not less than three-quarters (3/4) of the voting membership of the Board, that a Constructive Discharge has not occurred by clear and convincing evidence. In any Board deliberations or votes concerning a determination under this paragraph, Executive shall recuse himself from such deliberations and votes. Any dispute by the Executive of a Board determination under this provision shall be resolved in accordance with Section 19.

                (g) "Date of Termination," with respect to any purported termination of the Executive's employment, shall mean (i) if the Executive's employment is terminated for Disability, thirty (30) days after Notice of Termination is given (provided that the Executive shall not have returned to the full-time performance of the Executive's duties during such thirty (30) day period); and (ii) if the Executive's employment is terminated for any other reason, the date specified in the Notice of Termination (which, in the case of a termination by the Company, shall not be less than thirty (30) days (except in the case of a termination for Cause) and, in the case of a termination by the Executive, shall not be less than thirty (30) days nor more than sixty (60) days, respectively, from the date such Notice of Termination is given).

                (h) "Disability" shall mean termination by the Company of the Executive's employment upon or following Executive's commencement of benefits under the Company's long-term disability plan.

                (i) "Early Retirement" shall mean attainment of age 55, and completion of ten years of service with the Company as determined under the Company's Pension Plan.

                (j) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

                (k)     "Excise Tax" shall mean any excise tax imposed under
section 4999 or the Code.

                (l)     "Gross-Up Payment" shall have the meaning set forth in
Section 6(c) hereof.

                (m) "Notice of Termination" shall mean a notice indicating the specific termination provision in this Agreement relied upon and setting forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated.

                (n)     "Person" shall have the meaning given in Section
3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its affiliates (as defined in Rule 12b-2 promulgated under the Exchange Act), (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company.

                (o) "Potential Change in Control Event" shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

                        (i) the Company enters into an agreement, the consummation of which will result in the occurrence of a Change in Control Event;

                        (ii) the Company or any Person publicly announces an intention to take or to consider taking actions which, if consummated, will constitute a Change in Control Event; or

                        (iii) the Board adopts a resolution to the effect that, for purposes of this Agreement, a Potential Change in Control Event has occurred.

                (p) "Separation Period" shall mean the three-year period (or such longer period as the Human Resources Committee may determine) beginning on the Date of Termination.

                (q) "Term" shall mean the initial period commencing as of May 1, 1997 and ending on April 30, 2000, and any additional one-year periods for which this Agreement is extended in accordance with Section 1 hereof.

                (r) "Termination upon a Change in Control Event" shall mean a termination of employment:

                        (i) initiated by Company for any reason, including delivery of Notice of Nonrenewal, other than termination for Cause, upon or within two years after a Change in Control Event; or

                        (ii) initiated by the Executive due to a Constructive Discharge, upon or within two years after a Change in Control Event; or

                        (iii) under circumstances described in Section 6(a) hereof.

A termination due to death, Disability, or for Cause shall not constitute a Termination upon a Change in Control Event, and payments in the event of such a termination shall be determined under Section 5(b) hereof.

                (s)     "Total Payments" shall mean those payments described in
Section 6(c) hereof.

                (t) "Without Cause Termination" shall mean a termination of the Executive's employment by the Company, other than due to Disability, voluntary retirement, expiration of the Term or for Cause.

         IN WITNESS WHEREOF, and intending to be legally bound, the Company has caused this Agreement to be executed by its duly authorized officers and the Executive has signed this Agreement as of the date first above written.


                                          IKON OFFICE SOLUTIONS, INC.



                                          By:
                                             ------------------------------
                                                   Authorized Signatory




                                          ---------------------------------
                                                  JOHN E. STUART

                              EMPLOYMENT AGREEMENT
                              --------------------

         THIS EMPLOYMENT AGREEMENT (the "Agreement"), entered into on August __, 1997, made by and between IKON Office Solutions, Inc., an Ohio corporation with its principal offices located at Malvern, Pennsylvania (the "Company"), and Kurt
E. Dinkelacker (the "Executive"), effective as of May 1, 1997.

         WHEREAS, the Executive is currently the Chief Financial Officer of the Company;

         WHEREAS, the Company considers it essential to the best interests of its shareholders to facilitate the recruitment and foster the continuous employment of senior executive officers;

         WHEREAS, the Board of Directors of the Company (the "Board") recognizes that, as is the case with many publicly held corporations, the possibility of a Change in Control*/ exists and that such possibility, and the uncertainty and questions which it raises, may result in the departure or distraction of the Company's senior executive officers to the detriment of the Company and its shareholders;

         WHEREAS, the Board has determined that appropriate steps should be taken to reinforce and encourage the continued attention and dedication of the Company's senior executive officers, including the Executive, to their assigned duties without distraction in the face of potentially disturbing circumstances arising from the possibility of a Change in Control; and

         WHEREAS, the Executive is willing to continue to serve as Chief Financial Officer of the Company, and the Company desires to retain the Executive in such capacity on the terms and conditions herein set forth;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the Company and the Executive hereby agree as follows:

         1. Employment. The Company agrees to continue to employ Executive, and
            ----------
the Executive agrees to be employed by the Company, upon the terms and conditions herein provided, for an initial period commencing as of May 1, 1997 and ending on April 30, 2000. On each anniversary date of this Agreement, commencing May 1, 2000, the Term shall be automatically extended for one additional year unless not less than six months prior to such anniversary date either party gives written notice of his or her intent not to extend the Term for an additional one-year period (a "Notice of Nonrenewal"); provided, however,
                                                              --------  -------
that the Term shall not be extended beyond Executive's 65th birthday unless affirmatively extended in writing by the Company and Executive. In the event either party gives the other Notice of Nonrenewal,
---------------------

*/       The definitions of capitalized terms not otherwise identified are set forth in Section 20 of the Agreement.

the other party may elect to terminate this Agreement as of the date of such Notice. In such event Executive agrees that, if requested by the Board of Directors, he shall be reasonably available for a period ending on the date on which such Notice of Nonrenewal was intended to become effective to assist in the orderly transition of his duties and responsibilities to such person or persons as shall be designated by the Board of Directors.

         2. Position and Duties. During the Term, the Company agrees to employ
            -------------------
the Executive to serve as Chief Financial Officer of the Company. The Executive will have such powers and duties as are commensurate with such position and as may be conferred upon him by the Board. During the Term, and except for illness or incapacity and reasonable vacation periods consistent with the discharge of the Executive's duties and responsibilities hereunder, the Executive shall devote substantially all of his business time, attention, skill and efforts exclusively to the business and affairs of the Company and its subsidiaries and affiliates, provided, however, that the Executive may devote such time as is reasonably required for charitable and personal activities, in accordance with the Company's practices and policies, and serve on other boards as a director or trustee if such service does not interfere with his ability to discharge his duties and responsibilities to the Company.

         3. Compensation. For all services rendered by the Executive in any
            ------------
capacity required hereunder during the Term, including, without limitation, services as an executive, officer, director, or member of any committee of the Company, or any subsidiary, affiliate or division thereof, the Executive shall be compensated as follows:

            (a)    Base Salary. The Company shall pay the Executive a fixed
                   -----------
salary of $350,000 per annum or such higher annual amount as is being paid from time to time pursuant to the terms hereof . Such fixed salary, together with all adjustments, is referred to herein as the "Base Salary." The Executive's Base Salary shall not be decreased at any time from the amount then in effect, unless the Executive otherwise agrees in writing. The Base Salary shall be subject to such periodic review (which shall occur at least annually) and such periodic increases as the Board shall deem appropriate in accordance with the Company's customary procedures and practices regarding the salaries of senior officers. Base Salary shall be payable in accordance with the customary payroll practices of the Company, but in no event less frequently than monthly.

            (b)    Incentive Compensation. The Executive shall be entitled to
                   ----------------------
receive annual and long-term incentive compensation awards, if earned, under the policies and plans maintained by the Company providing for the payment of incentive compensation to key officers based upon the performance of the Company and, if applicable, the officer's individual performance. The Executive's percentage participation, target percentage or other similar measure under any such policy or plan during the Term shall be at least at the level provided to other senior executives of the Company (other than the Chief Executive Officer) under such policy or plan.

            (c)    Stock Options. The Executive shall be eligible to receive
                   -------------
grants under the Company's stock option plan(s) including grants relating to the Company's Long-Term Incentive Compensation Plan ( the "LTIP"), at the sole discretion of the Human Resources Committee of the Board (the "Human Resources Committee"), subject to such terms and conditions as such Committee may decide, and in accordance with the grant letter for such options. In connection with this Agreement, Executive has been granted 50,000 options on May 1, 1997, with 20,000 options to vest on April 30, 2002 and the balance to vest on November 30, 2006, if the Executive is an employee of the Company on such date. In addition:

                   (i) The 20,000 options scheduled to vest on April 30, 2002 shall vest prior to April 30, 2002 (i.e., on the date of employment
                                         ----
termination) in the event the Executive's employment hereunder terminates due to the Executive's death or Disability, a Without Cause Termination, a Constructive Discharge, or the Company's election not to renew.

                   (ii) The 30,000 options scheduled to vest on November 30, 2006 shall vest prior to such date (i.e., on the date of employment termination)
                                    ----
if Executive is employed by the Company after April 30, 2002, and after such date the Executive's employment hereunder terminates due to the Executive's death or Disability, a Without Cause Termination, a Constructive Discharge, or the Company's election not to renew.

                   (iii) All options which become vested hereunder or under any other provisions of this Agreement shall be exercisable by the Executive at any time during the Executive's employment with the Company in accordance with the terms and conditions of the option plan, and for a period of twelve months following the Date of Termination. For purposes of this paragraph, in the event of the Company's election not to extend the Term of this Agreement, the Executive's employment shall be deemed to terminate on the date such election is intended to become effective, notwithstanding that the Executive elects, in accordance with Section 1 hereof, to terminate his employment as of the date of the Notice of Nonrenewal.

            (d)    Additional Benefits. Except as modified by this Agreement,
                   -------------------
the Executive (and the Executive's family, if applicable) shall be entitled to participate in all compensation or employee benefit plans or programs (currently including, but not limited to, the LTIP, the 1994 Deferred Compensation Plan, the Executive Deferred Compensation Plan, the 1991 Deferred Compensation Plan, the Partners Stock Purchase Plan, the Annual Bonus Plan, the Supplemental Retirement Plan, and the Partners Loan Program) and to receive all benefits, perquisites and emoluments, for which the most senior executive employees of the Company are eligible under any plan or program now or hereafter established and maintained by the Company for senior officers, to the fullest extent permissible under the general terms and provisions of such plans or programs and in accordance with the provisions thereof, including group hospitalization, health, dental care, life or other insurance, tax-qualified pension, savings, thrift and profit-sharing plans, termination pay programs, sick-leave plans, travel or accident insurance, disability insurance, automobile allowance or automobile lease plans, and executive contingent compensation plans, including, without limitation, capital accumulation programs and stock purchase, restricted stock and stock option plans. Notwithstanding the foregoing, nothing in this Agreement shall preclude the amendment or termination of any such plan or program, provided that such amendment or termination is applicable generally to the senior officers of the Company or any subsidiary or affiliate. Because of the severance benefits provided in this Agreement, Executive shall not participate in any general severance program established by the Company for its executives.

            (e)    Recognition of Past Service. If the Executive becomes a
                   ---------------------------
participant in any employee benefit plan, practice or policy of the Company or its affiliates, the Executive shall be given credit under such plan, practice or policy for all service in the employ of the Company and any predecessors thereto or affiliates thereof prior to the date hereof, for purposes of eligibility and vesting, benefit accrual and for all other purposes for which service is either taken into account or recognized under the terms of such plan, practice or policy, on terms no less favorable than are applicable to other senior executives of the Company.

            (f)    Office. During the Term, the Executive shall be entitled
                   ------
to a private office, and such secretarial services as have been previously provided to the Executive, and such other assistance and accommodations as shall be suitable to the character of the Executive's position with the Company and adequate for the performance of the Executive's duties hereunder.

            (g)    Automobile. During the Term, the Company shall continue to
                   ----------
provide the Executive with a leased automobile for use by the Executive consistent with the past practices and shall continue to pay or reimburse the Executive for the maintenance and operation of such automobile upon receipt of itemized vouchers therefor and such other supporting information that the Company shall reasonably require.

            (h)    Telephone. During the Term, the Company shall continue to
                   ---------
provide the Executive with a cellular telephone and related telephone service or a cellular telephone allowance consistent with past practices.

         4. Business Expenses. The Company shall pay or reimburse the Executive
            -----------------
for all reasonable travel or other expenses incurred by the Executive (and his spouse where there is a legitimate business reason for his spouse to accompany him) in connection with the performance of his duties and obligations under this Agreement, including, without limitation, expenses for entertainment, travel (including automobile operating expenses), meals, hotel accommodations and the like, in accordance with such rules and policies relating thereto as the Company may from time to time adopt. Reimbursement shall be subject to the Executive's presentation of appropriate vouchers in accordance with such procedures as the Company may from time to time establish for senior officers and to preserve any deductions for Federal income taxation purposes to which the Company may be entitled.

         5. Effect of Termination of Employment Other Than in Connection with a
            -------------------------------------------------------------------
Change in Control.
-----------------

            (a)    Certain Terminations. In the event the Executive's
                   --------------------
employment hereunder terminates due to (i) a Without Cause Termination, (ii) a Constructive Discharge, or (iii) the Company's election not to renew, the Company shall, as severance pay, continue, subject to the provisions of Section 7 below, to pay the Executive's Base Salary as in effect at the Date of Termination during the Separation Period. In addition, earned but unpaid Base Salary as of the Date of Termination shall be payable in full within seven days of the Date of Termination. The salary continuation payments shall be offset to the extent of the Executive's earnings from full-time employment with another employer during the Separation Period (with any such payments and any other payments arising from employment activities to be reported to the Company by the Executive). Group hospitalization, health, dental care, life or other insurance, travel or accident insurance, and disability insurance shall continue through the end of the Separation Period, provided that the Company may cease to provide such benefits if Executive obtains comparable coverage in connection with subsequent employment during the Separation Period, and provided further that in the event the Company is precluded from providing coverage under any such program by applicable law or regulation, it shall provide Executive with a lump-sum payment equal to an amount that would enable Executive after payment of applicable taxes on such lump-sum amount to purchase comparable coverage. The Executive shall be entitled to a pro rata award for any annual bonus award in
Section 3(b) for the fiscal year in which the Executive's termination occurs based on actual results for the full year, payable at the same time as the award is paid to other senior executives of the Company, and to outplacement assistance at the Company's expense from an experienced third party vendor. Except as the Human Resources Committee may otherwise determine at its discretion or except as otherwise provided in the applicable plan, upon termination of employment, the Executive shall not be entitled to any further benefits or vesting under the Company's long term incentive plans, retirement or savings plans, deferred compensation or stock purchase plans, or stock option plans following the Date of Termination.

            (b)    Other Terminations. In the event that the Executive's
                   ------------------
employment hereunder terminates due to Disability, a termination for Cause, or the Executive's death, or the Executive voluntarily terminates employment with the Company for reasons other than a Constructive Discharge or Disability (with voluntary retirement or termination following Executive's delivery of a Notice of Nonrenewal being a voluntary termination for purposes of this Agreement), earned but unpaid Base Salary as of the Date of Termination shall be payable in full. In the event of the Executive's Disability, Company shall pay to the Executive, and in the event of the Executive's death, the Company shall pay to the Executive's surviving spouse or to such other person or entity as Executive may designate in writing on notice filed with the Company (or to his estate, if he has made no such written designation and is not survived by a spouse), the annual bonus award in Section 3(b) for the fiscal year in which his Disability or death occurs, prorated to the date of the Executive's Disability or death. However, except as the Human Resources Committee may otherwise determine at its discretion or except as otherwise provided in the applicable plan, no other payments shall be made, or benefits provided, by the Company under this Agreement except for stock options to the extent already exercisable hereunder, vested benefits payable under the terms of Company's retirement and savings plans, and any other benefits which the Executive is entitled to receive under the terms of any other employee benefit programs maintained by the Company or its affiliates for its employees.

            (c) A Notice of Termination shall be the sole means by which the Company or the Executive may terminate the Executive's employment during the Term. Any purported termination of the Executive's employment (other than by reason of death) shall be communicated by a written Notice of Termination from one party hereto to the other party hereto in accordance with Section 10 hereof.

            (d) A Notice of Termination for Cause shall include a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters (3/4) of the voting membership of the Board at a meeting of the Board which considered such termination (after reasonable notice to the Executive and an opportunity for the Executive, together with the Executive's counsel, to be heard before the Board) finding that, in the good faith opinion of the Board, the Executive was guilty of conduct specifically included in the definition of Cause, and specifying the particulars thereof in detail. In any Board deliberations or votes concerning determinations under this paragraph, Executive shall recuse himself from such deliberations and votes.

         6. Effect of Termination of Employment in Connection with a Change in
            ------------------------------------------------------------------
Control Event.
-------------

            (a) For purposes of this Section 6, if preceded by a Potential Change in Control Event, any of the following events shall be deemed to be a Termination upon a Change in Control Event: (i) the Executive's employment is terminated without Cause and such termination was at the request or direction of, or pursuant to negotiations with, a Person who has entered into an agreement with the Company the consummation of which will constitute a Change in Control Event; (ii) the Executive terminates his employment due to Constructive Discharge and the circumstance or event which constitutes Constructive Discharge occurs at the request or direction of, or pursuant to negotiations with, such Person; or (iii) the Executive's employment is terminated without Cause and such termination is otherwise in connection with or in anticipation of a Change in Control Event which actually occurs.

            (b)    Payments for Termination upon a Change in Control Event.
                   -------------------------------------------------------
In the event of the termination of Executive's employment in circumstances constituting a Termination upon a Change in Control Event, the Company shall pay to the Executive in a single payment in cash (without any discount or reductions, except as otherwise specifically provided herein, for the time value of money) and/or provide to the Executive, as applicable, the following:

                   (i) the Executive's earned but unpaid Base Salary as of the Date of Termination;

                   (ii) the target annual bonus award in Section 3(b) for the year in which termination occurs, prorated to the Date of Termination, assuming all target performance goals have been or will be achieved;

                   (iii) the benefits, if any, to which the Executive is entitled as a former employee under the employee benefit programs and compensation plans and programs maintained for the benefit of the Company's officers and employees;

                   (iv)  continued group hospitalization, health, dental
care, life or other insurance, travel or accident insurance and disability insurance, for the Separation Period, with coverage substantially similar to those which the Executive is receiving immediately prior to the Notice of Termination (without giving effect to any amendment to such benefits made subsequent to a Change in Control Event which amendment adversely affects in any manner the Executive's entitlement to or the amount of such benefits); provided,
                                                                       --------
however, that (A) except as provided in subsection (B) of this paragraph, unless
-------
the Executive consents to a different method (after taking into account the effect of such method on the calculation of "parachute payments" pursuant to
Section 6(c) hereof), such health insurance benefits shall be provided through a third-party insurer, and provided further (B) in the event the Company is
                         ----------------
precluded from providing coverage under any such program by applicable law or regulation, it shall provide Executive with a lump-sum payment equal to an amount that would enable Executive after payment of applicable income and employment taxes on such lump-sum amount to purchase comparable coverage. Benefits otherwise receivable by the Executive pursuant to this Section shall be reduced to the extent comparable benefits are actually received by the Executive without cost during the Separation Period (and any such benefits actually received by the Executive shall be reported to the Company by the Executive).

                   (v) in lieu of any further salary payments to the Executive for periods subsequent to the Date of Termination and in lieu of any severance benefit otherwise payable to the Executive, an amount equal to the Base Salary and annual bonus the Executive would have earned during the Separation Period if the Executive had continued working for the Company at the highest annual rate of Base Salary that the Executive achieved before the Date of Termination, and received an annual target percentage bonus for each year and part thereof at the target potential award level, assuming all target performance goals have been or will be achieved.

                   (vi) an amount equal to the excess of (A) the present value of the benefits to which the Executive would be entitled under the Company's Pension Plan and Company's Supplemental Retirement Plan (and any successor thereto) if the Executive had continued working for the Company during the Separation Period at the highest annual rate of Base Salary achieved during the Executive's period of actual employment with the Company, and the Pension Plan continued in force during the Separation Period, over (B) the present value of the benefits to which the Executive is actually entitled under the Company's Pension Plan and Supplemental Retirement Plan, each computed as of the date of the Executive's Date of Termination, with present values to be determined using the discount rate used by the Pension

Benefits Guaranty Corporation to calculate the benefit liabilities under the Pension Plan in the event of a plan termination on the Date of Termination, compounded monthly, the mortality tables prescribed in the Company's Pension Plan for determining actuarial equivalence, and the reduction factor (if any) for early commencement of pension payments based on the Executive's age on the last day of the Separation Period;

                   (vii) an amount equal to the Company's contributions to which the Executive would have been entitled under the Company's Retirement Savings Plan (or any successor thereto) if the Executive had continued working for the Company and the Retirement Savings Plan continued in force during the Separation Period at the highest annual rate of Base Salary achieved during the Executive's period of actual employment with the Company, and making the maximum amount of employee contributions, if any, as are required under such plans;

                   (viii) Notwithstanding any provision of the Company's LTIP or the Partners' Stock Purchase Plan to the contrary, the Executive shall be fully vested in the Company contributions credited to him under the Partners' Stock Purchase Plan, and the Company shall pay to the Executive a lump sum amount, in cash, equal to the sum of (A) any incentive compensation which has been allocated or awarded to the Executive for a measuring period which commenced prior to the Date of Termination under the LTIP but which, as of the Date of Termination, is contingent only upon the continued employment of the Executive to a subsequent date and/or upon achievement of performance goals and which otherwise has not been paid, computed as if all performance goals have been or will be achieved to the maximum extent, in lieu of any payment of such incentive compensation under the LTIP, and without proration; (B) the amount of a 100% match on purchases made under the Partners' Stock Purchase Plan in the year in which the Date of Termination occurs, less the amount of the match actually made under the Partners' Stock Purchase Plan for the portion of the year prior to the Date of Termination; and (C) the amount of a 100% match on purchases the Executive could have made under the Partners' Stock Purchase Plan during the Separation Period (assuming no increase or decrease in the purchase price under the Plan following the Date of Termination) if the Executive had continued working for the Company and the Partners' Stock Purchase Plan continued in force during the Separation Period at the pay and bonus levels specified in (v) above;

                   (ix) Full vesting in all stock options, including the stock options described in Section 3(c), and including stock options granted after the date of this Agreement which, to the extent not previously vested, shall be exercisable beginning on the date of the Termination upon a Change in Control Event; and

                   (x) A one-year extension of any loan repayment obligation under the Company's Partners Loan Program (subject to interest accrual pursuant to the terms of such Plan).

            (c)    Adjustment for Excess Parachute Payments.
                   ----------------------------------------

                 (i) If any payment or benefit received or to be received by the Executive in connection with a Change in Control Event or the termination of the Executive's employment whether pursuant to the terms of this Agreement or any other plan, arrangement or agreement with the Company, any Person whose actions result in a Change in Control Event or any Person affiliated with the Company or such Person (with all such payments and benefits, including the severance payments, hereinafter called "Total Payments") will be subject (in whole or part) to the Excise Tax, then the Company shall pay to the Executive an additional amount (the "Gross-Up Payment") such that the net amount retained by the Executive, after deduction of any Excise Tax on the Total Payments and any federal, state and local income and employment taxes and Excise Tax upon the Gross-Up Payment shall be equal to the Total Payments. For purposes of determining the amount of the Gross-Up Payment, the Executive shall be deemed to pay federal income and employment taxes at the highest marginal rate of federal income and employment taxation in the calendar year in which the Gross-Up Payment is to be made and state and local income taxes at the highest marginal rate of taxation, including any surtax in the state and locality of the Executive's residence on the Date of Termination (or, if inapplicable, the date of the Change of Control Event, with the relevant date hereinafter referred to as the "Payment Date"), net of the maximum reduction in federal income taxes which could be obtained from deduction of such state and local taxes.

                 (ii) For purposes of determining whether any of the Total Payments will be subject to the Excise Tax and the amount of such Excise Tax,
(A) all of the Total Payments shall be treated as "parachute payments" within the meaning of section 280G(b)(2) of the Code, unless in the opinion of tax counsel (the "Tax Counsel") reasonably acceptable to the Executive and selected by the accounting firm (the "Auditor") which was, immediately prior to the Change in Control Event, the Company's independent auditor, such other payments or benefits (in whole or in part) do not constitute parachute payments, including by reason of section 280G(b)(4)(A) of the Code, (B) all "excess parachute payments" within the meaning of section 280G(b)(1) of the Code shall be treated as subject to the Excise Tax unless, in the opinion of Tax Counsel, such excess parachute payments (in whole or part) represent reasonable compensation for services actually rendered, within the meaning of section 280G(b)(4)(B) of the Code, in excess of the Base Amount allocable to such reasonable compensation, or are otherwise not subject to the Excise Tax, and (C) the value of any noncash benefits or any deferred payment or benefit shall be determined by the Auditor in accordance with the principles of section 280G(d)(3) and (4) of the Code. Prior to the payment date set forth in Section 6(d) hereof, the Company shall provide the Executive with its calculation of the amounts referred to in this Section and such supporting materials as are reasonably necessary for the Executive to evaluate the Company's calculations. If the Executive disputes the Company's calculations (in whole or in part), the opinion of Tax Counsel with respect to the matter in dispute shall prevail.

                 (iii) In the event that (A) amounts are paid to the Executive pursuant to subsection (i) of this Section, and (B) the Excise Tax is subsequently determined to be less than the amount taken into account hereunder on the Payment Date, the Executive shall repay to the Company, within 90 days following the date on which the amount of such reduction in Excise

Tax is finally determined, the portion of the Gross-Up Payment attributable to such reduction plus interest on the amount of such repayment at the rate provided in section 1274(b)(2)(B) of the Code. In the event that the Excise Tax is determined to exceed the amount taken into account hereunder in determining the amount of the Gross-Up Payment at the time of the Payment Date (including by reason of any payment the existence or amount of which cannot be determined at the time of the Gross-Up Payment), the Company shall make an additional Gross-Up Payment to the Executive in respect of such excess (plus any interest, penalties or additions payable by the Executive with respect to such excess and such portion) within 90 days following the date on which the amount of such excess is finally determined at the rate provided in section 1274(b)(2)(B) of the Code.

                 (d) The payments provided for in subsections (i), (ii), (v),
(vi), (vii) and (viii) of Section 6(b) hereof and subsections (i), (ii) and, if applicable, (iii) of Section 6(c) hereof shall be made not later than the twentieth (20) day following the Date of Termination; provided, however, that if
                                                      --------  -------
the amounts of such payments, or, if applicable, the Excise Tax, cannot be finally determined on or before such day, the Company shall pay to the Executive on such day an estimate, as determined in good faith by the Executive or, in the case of Gross-Up Payments under Section 6(c) hereof, in accordance with Section 6(c)(ii) hereof, of the minimum amount of such payments to which the Executive is clearly entitled and shall pay the remainder of such payments (together with interest at the rate provided in section 1274(b)(2)(B) of the Code) as soon as the amount thereof can be determined but in no event later than the thirtieth
(30th) day after the Date of Termination. In the event that the amount of the estimated payments exceeds the amount subsequently determined to have been due, such excess shall constitute a loan by the Company to the Executive, payable on the fifth (5th) business day after demand by the Company (together with interest at the rate provided in section 1274(b)(2) (B) of the Code). At the time that payments are made under this Section and Section 6(c), the Company shall provide the Executive with a written statement setting forth the manner in which such payments were calculated and the basis for such calculations including, without limitation, any opinions or other advice the Company has received from outside counsel, auditors or consultants (and any such opinions or advice which are in writing shall be attached to the statement). In the event the Company should fail to pay when due the amounts described in Section 6(b) hereof or subsections
(i), (ii) and, if applicable, (iii) of Section 6(c), the Executive shall also be entitled to receive from the Company an amount representing interest on any unpaid or untimely paid amounts from the due date, as determined under this Section, to the date of payment at the rate provided in section 1274(b)(2)(B) of the Code after such due date.

                 (e) The Company also shall pay to the Executive all legal fees and expenses incurred by the Executive in (i) the negotiation and execution of this Agreement, and (ii) following a Change in Control Event (including a termination of employment following a Potential Change in Control Event if the Executive alleges in good faith that such termination will be deemed to have occurred following a Change in Control Event pursuant to Section 6(a) hereof) in disputing in good faith any issue relating to the termination of the Executive's employment or in seeking in good faith to obtain or enforce any benefit or right provided by this

Agreement or in connection with any tax audit or proceeding to the extent attributable to the application of section 4999 of the Code to any payment or benefit provided hereunder. Such payments shall be made as such fees and expenses are incurred by the Executive, but in no event later than five (5) business days after delivery of the Executive's written requests for payment accompanied with such evidence of fees and expenses incurred as the Company reasonably may require.

         7.      Other Duties of the Executive During and After Term.
                 ---------------------------------------------------

                 (a) Confidential Information. Executive acknowledges that by
                     ------------------------
reason of his employment with the Company he has and will hereafter, from time to time during the Term, become exposed to and/or become knowledgeable about proposals, plans inventions, practices, systems, programs, formulas, processes, methods, techniques, research, records, supplier sources, customer lists, and other forms of business information which are not known to the Company's competitors and which are not recognized as being encompassed within standard business or management practices and which are kept secret and confidential by the Company (the "Confidential Information"). The Executive therefore agrees that at no time during or after the period of his employment by the Company will he disclose or use the Confidential Information except to the extent such information becomes public through no fault of the Executive, as required by law, as authorized by the Board, or as may be required in the prudent course of business for the benefit of the Company; provided, that no payment required to be made by the Company under the terms of this Agreement after termination of the employment of the Executive shall be subject to any right of set-off, counterclaim, defense, abatement, suspension, deferment or reduction by reason of any claim against the Executive based upon breach of the covenant in this
Section 7(a) other than upon execution of an unsatisfied judgment rendered by a court of competent jurisdiction.

                 (b) Non-Compete. In consideration of the mutual terms and
                     -----------
agreements set forth in this Agreement and the grant of stock options under
Section 3(c) hereof, the Executive hereby agrees that (i) while the Executive is employed during the Term, (ii) during such time after the Term as the Executive is employed by the Company and (iii) for a period of one year after the Executive's Date of Termination, he will not, unless authorized in writing to do so by the Company, directly or indirectly own, manage, operate, join, control or participate in the ownership, management, operation or control of, or be employed or otherwise connected in any substantial manner with any business which directly or indirectly competes to a material extent with any line of business of the Company or its subsidiaries which was operated by the Company or its subsidiaries at the Date of Termination; provided, that nothing in this
                                             --------
paragraph shall prohibit the Executive from acquiring up to 5% of any class of outstanding equity securities of any corporation whose equity securities are regularly traded on a national securities exchange or in the "over-the-counter market," and provided further, that the foregoing restriction of this Section
             ----------------
7(b) shall not apply following a Change of Control Event or a Potential Change in Control Event if (v) the Executive's employment has been terminated by the Company without Cause, (w) the Executive terminates his employment as the result of a Constructive Discharge or

(x) the Company elects not to extend the Term of this Agreement. The Executive agrees that for a period ending three years after the Date of Termination hereunder, the Executive will not (y) recruit any employee of the Company or solicit or induce, or attempt to solicit or induce, any employee of the Company to terminate his or her employment with, or otherwise cease his or her relationship with, the Company, or (z) solicit, divert or take away, or attempt to solicit, divert or take away, the business or patronage of any of the clients, customers or accounts, or prospective clients, customers or accounts, of the Company that were contacted, solicited or served by the Executive while employed by the Company.

                 (c) Remedies. The Company and the Executive confirm that the
                     --------
restrictions contained in Sections 7(a) and 7(b) hereof are, in view of the nature of the business of the Company, reasonable and necessary to protect the legitimate interests of the Company and that any violation of any provision of
Section 7(a) or 7(b) will result in irreparable injury to the Company. The Executive hereby agrees that, in the event of any breach or threatened breach of the terms or conditions of this Agreement by the Executive, the Company's remedies at law will be inadequate and, in any such event, the Company shall be entitled to commence an action for preliminary and permanent injunctive relief and other equitable relief in any court of competent jurisdiction. The Executive further irrevocable consents to the jurisdiction of any Pennsylvania state court or federal court located in the Commonwealth of Pennsylvania over any suit, action or proceeding arising out of or relating to this Section 7(c) and hereby waives, to the fullest extent permitted by law, any objection that he may now or hereafter have to such jurisdiction or to the laying of venue of any such suit, action or proceeding brought in such a court and any claim that such suit, action or proceeding has been brought in an inconvenient forum. In addition, if the Executive at any time during the Separation Period Executive engages in conduct described in Section 7(b) (whether or not within the one-year period after the termination of his employment with the Company), the Company shall be entitled to discontinue the payments and benefits provided under Section 5(a). The Executive's Agreement as set forth in this Section 7 shall: (x) survive the termination of this Agreement, and continue throughout the duration of the Executive's employment with the Company, except as amended or modified by written agreement of the parties; and (y) survive the Executive's termination of employment with the Company for the periods specified in Section 7(b) hereof.

                 (d) Modification of Terms. If any restriction in this Section 7
                     ---------------------
of the Agreement is adjudicated to exceed the time, geographic, service or other limitations permitted by applicable law in any jurisdiction, the Executive agrees that such may be modified and narrowed, either by a court or the Company, to the maximum time, geographic, service or other limitations permitted by applicable law so as to preserve and protect the Company's legitimate business interest, without negating or impairing any other restrictions or undertaking set forth in the Agreement.

         8.      Withholding Taxes. The Company may directly or indirectly
                 -----------------
withhold from any payments made under this Agreement all Federal, state, city or other taxes as shall be required pursuant to any law or governmental regulation or ruling.

         9.      Consolidation, Merger, or Sale of Assets. Nothing in this
                 ----------------------------------------
Agreement shall preclude the Company from consolidating or merging into or with, or transferring all or substantially all of its assets to, another corporation which assumes this Agreement and all obligations and undertakings of the Company hereunder. Upon such a consolidation, merger or transfer of assets and assumption, the term "Company" as used herein shall mean such other corporation and this Agreement shall continue in full force and effect.

         10.     Notices. All notices, requests, demands and other
                 -------
communications required or permitted hereunder shall be given in writing and shall be deemed to have been duly given if delivered or mailed, postage prepaid, by same day or overnight mail as follows:

                 (a)      To Company:
                          General Counsel
                          IKON Office Solutions, Inc.
                          70 Valley Stream Parkway
                          Malvern, PA 19355

                 (b)      To the Executive:

                          Kurt E. Dinkelacker
                          17 Cedarbrook Road
                          Ardmore, PA  19003

or to such other address as either party shall have previously specified in writing to the other.

         11.     No Attachment. Except as required by law, no right to receive
                 -------------
payments under this Agreement shall be subject to anticipation, commutation, alienation, sale, assignment, encumbrance, charge, pledge, or hypothecation or to execution, attachment, levy, or similar process or assignment by operation of law, and any attempt, voluntary or involuntary, to effect any such action shall be null, void and of no effect; provided, however, that nothing in this Section
                                --------  -------
11 shall preclude the assumption of such rights by executors, administrators or other legal representatives of the Executive or his estate and their assigning any rights hereunder to the person or persons entitled thereto.

         12.     No Mitigation. The Executive shall not be required to mitigate
                 -------------
the amount of any payment or benefit provided for in this Agreement by seeking other employment or otherwise, nor except as otherwise specifically provided in this Agreement shall the amount of any payment or benefit provided for in this Agreement be reduced by any compensation earned by other employment or otherwise.

         13.     Source of Payment. All payments provided for under this
                 -----------------
Agreement shall be paid in cash from the general funds of the Company. The Company shall not be required to establish a special or separate fund or other segregation of assets to assure such payments, and, if the Company shall make any investments to aid it in meeting its obligations hereunder, the Executive shall have no right, title or interest whatever in or to any such investments except as may otherwise be expressly provided in a separate written instrument relating to such investments. Nothing contained in this Agreement, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship, between the Company and the Executive or any other person. To the extent that any person acquires a right to receive payments from the Company hereunder, such right, without prejudice to rights which employees may have, shall be no greater than the right of an unsecured creditor of the Company.

         14.     Severability. If any provision of this Agreement or application
                 ------------
thereof to anyone or under any circumstances is adjudicated to be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect any other provision or application and shall not invalidate or render unenforceable such provision or application in any other jurisdiction.

         15.     Contents of Agreement. This Agreement supersedes all prior
                 ---------------------
agreements and sets forth the entire understanding between the parties hereto with respect to the subject matter hereof and cannot be changed, modified, extended or terminated except upon written amendment approved by the parties hereto. Unless otherwise required by law, in the event of a conflict between this Agreement and any plan, program, stock option award, LTIP award, or Company policy, the terms of this Agreement shall be controlling.

         16.     Governing Law. The validity, interpretation, performance, and
                 -------------
enforcement of this Agreement shall be governed by the laws of the Commonwealth of Pennsylvania (and Federal laws to the extent applicable), and Executive consents to the jurisdiction of the state and federal courts of Pennsylvania in any dispute arising under this Agreement.

         17.     Survival of Benefits. Any Section of this Agreement which
                 --------------------
provides a benefit to the Executive and which does not expressly provide for its termination upon the expiration of the Term shall survive the expiration of the Term and the obligation to provide benefits to the Executive as set forth in such Section shall remain binding upon the Company until such time as the Executive's employment relationship with the Company is terminated and the benefits provided under such Section are paid in full to the Executive.

         18.     Miscellaneous. All section headings are for convenience only.
                 -------------
This Agreement may be executed in any number of counterparts, each of which when executed shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument. It shall not be necessary in marking proof of this Agreement or any counterpart hereof to produce or account for any of the other counterparts.

         19.     Settlement of Disputes; Arbitration. Except with respect to
                 -----------------------------------
actions for preliminary and permanent injunctive relief and other equitable relief under Section 7, any controversy or claim arising out of or relating to this Agreement, or any breach thereof, shall be settled by arbitration in accordance with the terms of this Section 19. All claims by the Executive for benefits under this Agreement shall be directed to and determined by the Board and shall be in writing. Any denial by the Board of a claim for benefits under this Agreement shall be delivered to the Executive in writing within thirty (30) days and shall set forth the specific reasons for the denial and the specific provisions of this Agreement relied upon. The Board shall afford a reasonable opportunity to the Executive for a review of the decision denying a claim and shall further allow the Executive to appeal to the Board a decision of the Board within thirty (30) days after notification by the Board that the Executive's claim has been denied. Any further dispute, controversy or claim arising out of or relating to this Agreement, or the interpretation or alleged breach thereof, shall be settled by arbitration in accordance with the Center for Public Resources, Inc. Non-Administered Arbitration Rules, by three arbitrators, none of whom shall be appointed by either party. The arbitration shall be governed by United States Arbitration Act 9 U.S.C. (S)1-16, and judgment upon the award rendered by the arbitrators may be entered by any court having jurisdiction thereof. The place of the arbitration shall be Philadelphia, Pennsylvania. Judgment may be entered on the arbitrator's award in any court having jurisdiction. Notwithstanding any provision of this Agreement to the contrary, the Executive shall be entitled to seek specific performance of the Executive's right to be paid until the Date of Termination during the pendency of any dispute or controversy arising under or in connection with this Agreement.

         20.     Definitions. For purposes of this Agreement, the following
                 -----------
terms have the following meanings:

                       (a) "Base Amount" shall have the meaning set forth in section 280G(b)(3) of the Code.

                       (b) "Beneficial Owner" shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

                       (c) "Cause," prior to a Change of Control Event or a Potential Change of Control Event, shall mean termination by the Company of the Executive's employment due to (i) the willful and continued failure by the Executive to substantially perform the Executive's duties with the Company (other than any such failure resulting from the Executive's incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to the Executive by the Board, which demand specifically identifies the manner in which the Board believes that the Executive has failed to substantially perform the Executive's duties, and which provides Executive with at least a 30-day period to correct such failure, or (ii) the willful engaging by the Executive in conduct which is demonstrably and materially injurious to the Company or its subsidiaries, monetarily or otherwise. For purposes of clauses (i) and (ii) of this definition, (x) no act, or failure to act, on the Executive's part shall be deemed "willful" unless done, or omitted to be done, by the Executive not in good faith and without reasonable belief that the Executive's act, or failure to act, was in the best interest of the Company and
(y) in the event of a dispute concerning the application of this provision, no claim by the Company that Cause exists shall be given effect unless the Board determines, by an affirmative vote of not less than three-quarters (3/4) of the voting membership of the Board, that Cause has been established by clear and convincing evidence. In any Board deliberations or votes concerning a determination under this paragraph, Executive shall recuse himself from such deliberations and votes. Following a Change in Control Event or a Potential Change in Control Event, "Cause" shall mean a judicial determination that the Executive has committed fraud, misappropriation or embezzlement against the Company; or a nonappealable conviction of, or entry of a plea of nolo contendere for, an act by the Executive constituting a felony or misdemeanor which, as determined by the Board in the good faith, constitutes a crime involving moral turpitude and results in material harm to the Company. Any dispute by the Executive of a Board determination under this paragraph shall be resolved in accordance with Section 19 hereof.

                 (d) "Change in Control Event" shall mean any of the following events:

                       (i) any Person, together with its affiliates and associates (as such terms are used in Rule 12b-2 of the Exchange Act), is or becomes the Beneficial Owner, directly or indirectly, of 15% or more of the then outstanding shares of common stock of the Company; or

                       (ii) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the date hereof, constitute the Board and any new director whose appointment or election by the Board or nomination for election by the Company's shareholders was approved by a vote of at least a majority of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved; or

                       (iii) the Company consolidates with, or merges with or into, any other Person (other than a wholly owned subsidiary of the Company), or any other person consolidates with, or merges with or into, the Company, and, in connection therewith, all or part of the outstanding shares of common stock shall be changed in any way or converted into or exchanged for stock or other securities or cash or any other property; or

                       (iv) a transaction or series of transactions in which, directly or indirectly, the Company shall sell or otherwise transfer (or one or more of its subsidiaries shall sell or otherwise transfer) assets (A) aggregating more than 50% of the assets (measured by either book value or fair market value) or (B) generating more than 50% of the operating income or cash flow of the Company and its subsidiaries (taken as a whole) to any other Person or group of Persons.

                       Notwithstanding the foregoing, no "Change in Control Event" shall be deemed to have occurred if there is consummated any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions own a majority of the outstanding voting shares and in substantially the same proportion in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

                 (e) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time. Reference to any section or subsection of the Code includes references to any comparable or succeeding provision of any legislation which amends, supplements, or replaces such section or subsection.

                 (f) "Constructive Discharge" shall mean a termination by the Executive of the Executive's employment as a result of the occurrence (without the Executive's express written consent) of any one of the following acts by the Company, or failures by the Company to act, unless, in the case of any act or failure to act described in paragraph (i), (v), (vi) or (vii) below, such act or failure to act is corrected prior to the Date of Termination:

                       (i) the assignment to the Executive of duties inconsistent with the Executive's status as a senior executive officer of the Company or a substantial alteration in the nature or status of the Executive's responsibilities other than any such alteration primarily attributable to the fact that the Company may no longer be a public company;

                       (ii) a reduction by the Company in the Executive's Base Salary as in effect on the date hereof or as the same may be increased from time to time;

                       (iii) the relocation of the Company's principal executive offices to a location more than 15 miles from the then location of such offices without the Executive's written consent or the Company's requiring the Executive to be based anywhere other than the Company's principal executive offices except for required travel on the Company's business to an extent substantially consistent with the Executive's present business travel obligations;

                       (iv) the failure by the Company to pay to the Executive any portion of the Executive's current compensation or to pay to the Executive any portion of an installment of deferred compensation under any deferred compensation program of the Company within seven (7) days of the date such compensation is due after written demand from the Executive has been received therefor;

                       (v) following a Change in Control Event or a Potential Change in Control Event, the failure by the Company to continue in effect any compensation plan in which the Executive participates immediately prior to the Change in Control Event or the Potential Change in Control Event which is material to the Executive's total compensation, including but not limited to the Company's stock option, incentive compensation, deferred compensation, stock purchase, bonus and other plans or any substitute plans adopted prior to the Change in Control Event, unless an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to such plan, or the failure by the Company to continue the Executive's participation therein (or in such substitute or alternative plan) on a basis not less favorable, both in terms of the amount of benefits provided and the level of the Executive's participation, relative to other participants, as existed immediately prior to the Change in Control Event or the Potential Change in Control Event;

                       (vi) following a Change in Control Event or a Potential Change in Control Event, the failure by the Company to continue to provide the Executive with benefits substantially similar to those enjoyed by the Executive under any of the Company's pension, life insurance, medical, health and accident, or disability plans in which the Executive was participating immediately prior to the Change in Control Event or the Potential Change in Control Event, the taking of any action by the Company which would directly or indirectly materially reduce any of such benefits or deprive the Executive of any material fringe benefit enjoyed by the Executive at the time of the Change in Control Event or a Potential Change in Control Event, or the failure by the Company to maintain a vacation policy with respect to the Executive that is at least as favorable as the vacation policy (whether formal or informal) in place with respect to the Executive immediately prior to the Change in Control Event or the Potential Change in Control Event; or

                       (vii) following a Change in Control Event, or a Potential Change of Control Event, any purported termination of the Executive's employment which is not effected pursuant to a Notice of Termination; or

                       (viii) any breach by the Company of any material provision of this Agreement.

                       The Executive's right to terminate employment due to Constructive Discharge shall not be affected by the Executive's incapacity due to physical or mental illness. The Executive's continued employment shall not constitute consent to, or a waiver of rights with respect to, any act or failure to act constituting Constructive Discharge hereunder.

                       For purposes of any determination regarding a Constructive Discharge, a claim by the Executive of a Constructive Discharge shall be presumed to be correct unless the Board determines, by an affirmative vote of not less than three-quarters (3/4) of the voting membership of the Board, that a Constructive Discharge has not occurred by clear and convincing evidence. In any Board deliberations or votes concerning a determination under this paragraph, Executive shall recuse himself from such deliberations and votes. Any dispute by the Executive of a Board determination under this provision shall be resolved in accordance with Section 19.

                 (g) "Date of Termination," with respect to any purported termination of the Executive's employment, shall mean (i) if the Executive's employment is terminated for Disability, thirty (30) days after Notice of Termination is given (provided that the Executive shall not have returned to the full-time performance of the Executive's duties during such thirty (30) day period); and (ii) if the Executive's employment is terminated for any other reason, the date specified in the Notice of Termination (which, in the case of a termination by the Company, shall not be less than thirty (30) days (except in the case of a termination for Cause) and, in the case of a termination by the Executive, shall not be less than thirty (30) days nor more than sixty (60) days, respectively, from the date such Notice of Termination is given).

                 (h) "Disability" shall mean termination by the Company of the Executive's employment upon or following Executive's commencement of benefits under the Company's long-term disability plan.

                 (i)   [RESERVED]

                 (j) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

                 (k)   "Excise Tax" shall mean any excise tax imposed under
section 4999 or the Code.

                 (l)   "Gross-Up Payment" shall have the meaning set forth in
Section 6(c) hereof.

                 (m) "Notice of Termination" shall mean a notice indicating the specific termination provision in this Agreement relied upon and setting forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated.

                 (n) "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its affiliates (as defined in Rule 12b-2 promulgated under the Exchange Act), (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company.

                 (o) "Potential Change in Control Event" shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

                       (i) the Company enters into an agreement, the consummation of which will result in the occurrence of a Change in Control Event;

                       (ii) the Company or any Person publicly announces an intention to take or to consider taking actions which, if consummated, will constitute a Change in Control Event; or

                       (iii) the Board adopts a resolution to the effect that, for purposes of this Agreement, a Potential Change in Control Event has occurred.

                 (p) "Separation Period" shall mean the three-year period (or such longer period as the Human Resources Committee may determine) beginning on the Date of Termination.

                 (q) "Term" shall mean the initial period commencing as of May 1, 1997 and ending on April 30, 2000, and any additional one-year periods for which this Agreement is extended in accordance with Section 1 hereof.

                 (r) "Termination upon a Change in Control Event" shall mean a termination of employment:

                       (i) initiated by Company for any reason, including delivery of Notice of Nonrenewal, other than termination for Cause, upon or within two years after a Change in Control Event; or

                       (ii) initiated by the Executive due to a Constructive Discharge, upon or within two years after a Change in Control Event; or

                       (iii) under circumstances described in Section 6(a) hereof.

A termination due to death, Disability, or for Cause shall not constitute a Termination upon a Change in Control Event, and payments in the event of such a termination shall be determined under Section 5(b) hereof.

                 (s)   "Total Payments" shall mean those payments described in
Section 6(c) hereof.

                 (t) "Without Cause Termination" shall mean a termination of the Executive's employment by the Company, other than due to Disability, voluntary retirement, expiration of the Term or for Cause.

         IN WITNESS WHEREOF, and intending to be legally bound, the Company has caused this Agreement to be executed by its duly authorized officers and the Executive has signed this Agreement as of the date first above written.


                                 IKON OFFICE SOLUTIONS, INC.



                                 By:
                                    ---------------------------
                                       Authorized Signatory




                                 ------------------------------
                                 KURT E. DINKELACKER

                        EXECUTIVE EMPLOYMENT AGREEMENT

      THIS IS A VERY IMPORTANT LEGAL DOCUMENT WHICH MAY AFFECT YOUR RIGHTS
        TO FUTURE EMPLOYMENT. AS A RESULT, YOU SHOULD REVIEW THE DOCUMENT CAREFULLY, AND FULLY UNDERSTAND ITS TERMS AND IMPLICATIONS, BEFORE SIGNING.

                  This Employment Agreement ("Agreement") effective August 5, 1996 is entered into among IKON OFFICE SOLUTIONS, INC., a Delaware corporation and an operating division (including its network of operating companies) of Alco Standard Corporation ("IKON") and ALCO STANDARD CORPORATION, an Ohio Corporation ("Alco") (both entities IKON and Alco also collectively referred to as the "Company"), with their principal place of business in Pennsylvania, and DAVID M. GADRA ("Executive").

                  In consideration of the mutual promises contained in this Executive Employment Agreement ("Agreement") including the following three items, none of which would be conferred upon Executive absent execution of this
Agreement: (1) employment with the Company; (2) employment for a fixed period of time in a new executive position, subject to the terms and conditions set forth below; (3) one-time discretionary stock option award; (4) one-time special bonus; (5) eligibility to participate as an IKON Group participant in the fiscal 1997-1999 Long-Term Incentive Compensation Program granted on October 1, 1996, with respect to the three-year performance plan period from October 1, 1996 through September 30, 1999 ("LTIP"), in accordance with the additional terms of that Program; and (6) additional good and valuable consideration including but not limited to that set forth in Addendum B of this Agreement, the parties to this Agreement ("Parties"), INTENDING TO BE LEGALLY BOUND, agree as follows:

ARTICLE I-TERMS OF EMPLOYMENT
-----------------------------
1.1  DUTIES.
     ------
         1.1.1 DUTIES OF POSITION. IKON shall employ Executive as Senior Vice
               ------------------
President and CIO, IKON Office Solutions. The Parties expressly agree that the position of Senior Vice President and CIO is a key position and an executive position in the Company. Executive shall comply with his obligation set forth in this Employment Agreement and with all reasonable Company policies, now currently in force, or as may from time to time be unilaterally adopted and modified by the Company, whether or not reduced to writing. In addition, Executive shall have the duties set forth in Addendum A of the Agreement which is hereby incorporated as if fully set forth herein.

Executive specifically recognizes and acknowledges that this position is one of trust and confidence and that, as a result, he will have access to, and may be given specialized education and confidential, proprietary information of the Company.

         1.1.2 DUTY OF LOYALTY. Executive will (1) devote substantially all his
               ---------------
time, attention, and energies to the business of the Company and diligently perform all duties incident to his employment; (2) use his best efforts to promote the interests and goodwill of the Company; and (3) perform such other duties commensurate with his office as the President of IKON, or his assignees from time to time assign him. Further, during the term of employment, Executive shall not engage in any activity to the detriment or embarrassment of the Company. By way of illustration and not as a limitation, Executive shall not discuss with any customer or potential customer of the Company, or any competitor of the Company, any plans by Executive or any other employees of the Company to leave the employment of the Company or to compete with the Company, and/or, Executive shall at all times in performance of his duties work in concert with, and take direction from, the President of IKON.

1.2 TERM OF AGREEMENT. Unless terminated in accordance with Article 2,
    -----------------
this Agreement shall remain in force until September 30, 1999 ("Term"), unless soonerterminated in accordance with the provisions of this Agreement.

1.3 COMPENSATION. During the Term of the Agreement, the Executive shall be
    ------------
compensated in accordance with the terms set forth in Addendum B of the Agreement which is incorporated as if fully set forth herein ("Total Compensation Package"). In the event the Company shall pay to Executive during the Term any compensation in excess of the Total Compensation Package provided for herein, the payment of such increased compensation shall not be deemed to be an amendment to this Agreement, and may be discontinued at any time without cause.

1.4 ADDITIONAL OBLIGATIONS OF EXECUTIVE. Executive understands that the
    -----------------------------------
obligations imposed under this Agreement are not exclusive, and that the Company may unilaterally, from time to time, impose additional reasonable obligations upon Executive consistent with his duties and position within the Company. If Company promotes Executive, or changes Executive's areas of responsibilities during the Term of this Agreement, Company, at its option, may require Executive to execute an Addendum describing the Executive's promotion, or change of areas of Executive's responsibilities; provided, however, that in no event shall a change in area of responsibility be to a position that is less senior or without the authority that Executive has hereunder.

1.5 DISCOVERIES. Executive shall promptly disclose in writing to the Company any
    -----------
and all information, ideas, conceptions, inventions, discoveries, processes, methods, designs, and know-how, as well as all works of authorship (including computer programs) which are within the subject matter of copyright, which are conceived, originated, developed, made or acquired by Executive, either individually or jointly with others, during the period of Executive's employment with the Company or for one (1) year period thereafter and: (i) for which the Company provided either equipment, supplies, facilities, or confidential information; (ii) which were made or conceived on or partially on the Company's time; or (iii) which relate to IKON's core businesses or additional core businesses that IKON is in the process of developing (collectively referred to as the "Vision Discoveries") and shall assign or offer to assign to Company any and all of Executive's rights in each Vision Discovery.

1.6 COPYRIGHTS. All Vision Discoveries which are within the subject matter of
    ----------
copyright shall be considered a "work for hire" granting the Company full ownership to the work and components and all rights comprised therein. Should any work or component thereof not fall within the definition of a "work for hire" under copyright law, the Executive hereby transfers and assigns or, if necessary, will transfer and assign to the Company full ownership of the copyright to the work or component thereof and all rights comprised therein. The Executive will sign all applications for registrations of such copyright, and at the Company's expense, perform all other acts necessary or convenient to carry out the terms of this Provision.

ARTICLE 2-TERMINATION OF AGREEMENT
----------------------------------
2.1 TERMINATION BY THE COMPANY -- ENUMERATED REASONS. Company may, in its sole
    ------------------------------------------------
discretion, terminate Executive's employment at any time during the Term of the Agreement under the following circumstances:

                  (1) Executive fails to comply with any material Company Policy, either currently in force, or as may from time to time be adopted and modified by the Company;

                  (2) Executive's performance falls below 80% of the stated mutually agreed-upon operational and financial goals specifically applicable to Executive;

                  (3) Executive materially breaches his obligations under the terms of this Agreement;

                  (4) Executive has committed an act of dishonesty, moral turpitude or theft or has breached his duties of loyalty to the Company, or an act of insubordination to any of his supervisors.

                  It is specifically understood that, during the Term of the Agreement, Executive shall not be terminated pursuant to either 2.1 (1), (2) or
(3) unless and until (a) Executive has received reasonable written notice from the Company of the applicable Company Policy, or the operational and financial goals applicable to the Executive, and (b) Executive has had reasonable opportunity to comply with such Company Policy or perform up to the standards, expectations or applicable goals set by Company. The Company may, however, immediately terminate Executive pursuant to 2.1 (4) without notice.

                  In the event of the termination of Executive under this
Article 2.1, Executive's right to the compensation and benefits provided in Addendum B shall immediately terminate and/or cease to accrue, provided, however, that Executive shall receive (i) the unpaid portion, if any, of the Base Salary computed on a pro-rata basis to the date of termination of employment and (ii) any unpaid accrued benefits owed to the Executive in accordance with the terms of any Plan or Program referenced in Addendum B.

2.2. TERMINATION BY THE COMPANY -- NOT ENUMERATED REASONS. The Company may
     ----------------------------------------------------
terminate the employment of Executive during the Term for reasons other than those enumerated in Article 2.1. However, in such event, the Company shall be liable to Executive for the Base Salary compensation and shall be liable for a pro-rata portion of Executive's annual qualitative bonus as of the date of termination and a pro-rata portion of Executive's annual quantitative bonus (such pro-rata quantitative bonus payment to be paid within 45 days subsequent to fiscal year end but only if Company achieves its business plan objectives for such fiscal year) and other remaining benefits provided in Addendum B for the remainder of the Term, and, to the extent not inconsistent with applicable law and/or the terms and conditions of any Plan or Program, all other remaining benefits shall continue to accrue until the end of the Term, which shall constitute the full liquidated damages to which Executive is entitled. Executive agrees that he shall not be entitled to any other remedy at law or in equity, including but not limited to general, special, punitive or exemplary damages and/or injunctive relief.

2.3  DISABILITY AND DEATH
     --------------------
         2.3.1 DISABILITY. In the event that Executive is unable fully to
               ----------
perform his duties and responsibilities hereunder to the full extent required by the Company by reason of illness, injury or incapacity for ninety (90) consecutive days or ninety (90) working days during the Term, this Agreement may be terminated by Company and Company shall have no further liability or obligation to Executive for the compensation or benefits set forth in Addendum B, provided however, that Executive will be entitled to receive (i) salary continuation until the long-term disability benefit plan takes effect, (ii) the payments prescribed under any disability benefit plan which may be in effect for employees of the Company and in which he participated or participates and (iii) any unpaid accrued benefits owed to the Executive in accordance with the terms of any Plan or Program referenced in Addendum B.

         2.3.2. DEATH. In the event that Executive dies during the Term, Company
                -----
shall pay to his executors, legal representatives or administrators an amount equal to the installment of his Base Salary set forth in Addendum B for the month in which he dies, and thereafter Company shall have no further liability or obligation pursuant to the Agreement to his executors, legal representatives, administrators, heirs or assigns or any other person claiming under or through him; provided however, that Executive's estate or designated beneficiaries shall be entitled to receive (i) the payment prescribed for such recipients under any death benefit plan which may be in effect for employees of the Company and in which Executive participated and (ii) any unpaid accrued benefits owed to the Executive in accordance with the terms of any Plan or Program referenced in Addendum B.

ARTICLE 3-RESTRICTION ON THE USE OF CONFIDENTIAL INFORMATION
------------------------------------------------------------
3.1 SCOPE OF CONFIDENTIAL INFORMATION. Executive acknowledges that the Company,
    ---------------------------------
through IKON is engaged in the business of sales, servicing, renting and leasing of copier equipment, facsimiles, micrographic equipment, computers, shredders, offset printing, typewriters, laser printers, word processing equipment and other related office products, the business of facilities management and state-of-the-art copying and/or scanning operations, the ongoing development and implementation of additional business segments providing outsourcing and networking sales and services, and the growth through acquisitions of entities engaged in any or all of the aforementioned businesses ("OP Division business"). Executive further recognizes that the Company's OP Division business and its continued success depend upon the use and protection of a large body of confidential and proprietary information. Executive further acknowledges that he holds a position of trust and confidence by virtue of which he necessarily possesses, has access to and, as a consequence of his signing this Agreement, will continue to possess and have access to, highly valuable, confidential and proprietary information not known to employees of the Company at large or the public in general, and that it would be improper for him to make use of this information for the benefit of himself or others. All of such confidential and proprietary information now existing or to be developed in the future will be referred to in this Agreement as "Company Secrets". Company and Executive intend that the meaning of "Company Secrets" in this Agreement will be read as broadly as possible to include all information of any sort (whether merely remembered or embodied in a tangible medium) which (i) is related to OP Division business or potential future business and (ii) is not generally and publicly known. This includes, without specific limitation, information relating to the nature and operation of the OP Division business, the persons, firms and corporations which are customers or active prospects of the Company during Executive's employment by the Company, the Company's development transition and transformation plans, methodology and methods of doing business, strategic, acquisition, marketing and expansion plans, including plans regarding planned and potential acquisitions and sales, financial and business plans, employee lists, numbers and location of sales representatives, new and existing programs and services, support and those under development, prices and terms, customer service, integration processes requirements, costs of providing service, support and equipment and equipment maintenance costs; provided, however, notwithstanding the foregoing or any contrary provision hereof, the term "Company Secrets" shall not include any information (i) which is or becomes public otherwise than through a breach of this Agreement, (ii) which was known to Executive prior to disclosure thereof by the Company, or (iii) which is disclosed to Executive by a non-Company employee third party not subject to an obligation to maintain such information in confidence.

3.2 EXECUTIVE'S DUTY NOT TO DISCLOSE CONFIDENTIAL INFORMATION. Executive will
    ---------------------------------------------------------
protect and preserve as confidential during his employment relationship with the Company and at all times after the termination of the employment relationship, all of the Company Secrets at any time known to Executive or at any time in Executive's possession or control (except for such information as Executive may be legally obligated and required to disclose pursuant to a court order, law, or other legal proceedings). Executive understands that this Agreement includes an obligation not to disclose Company Secrets to employees within the Company who do not have a right or need to know the Company Secrets.

Executive will, during his employment relationship with the Company and at all times after the termination of the employment relationship, neither disclose, use, nor allow any other person or entity to use in any way, except for the benefit of the Company and as directed by the Company, any of the Company Secrets.

3.3 RETURN OF CONFIDENTIAL INFORMATION. Executive will, prior to or upon leaving
    ----------------------------------
employment with the Company, deliver to the Company any and all records, items and media of any type (including, without limitation, all partial or complete copies of duplicates) containing or otherwise relating to any of the Company Secrets, whether prepared or acquired by, or provided to, Executive. Executive acknowledges that all such records, items and media are and at all times will be and remain the property of Company.

3.4 ADDITIONAL AGREEMENTS REQUIRED BY THIRD PARTIES. Executive will enter into
    -----------------------------------------------
and comply fully with any agreement reasonably required by any of the Company's affiliates, business partners, suppliers or contractors with respect to the protection of the confidential and proprietary information of such entities.

3.5 SEVERABILITY. Executive understands that the obligations imposed under this
    ------------
Restriction on the Use of Confidential Information are in addition to, and independent of, any Restriction on Post-Termination Employment imposed under this Agreement or any previously executed agreement concerning post-termination employment, impose separate and distinct obligations from the Restriction on Post-Termination Employment, and may be valid even if the Restriction on Post-Termination Employment is declared invalid, in whole or in part, in any judicial or quasi-judicial forum.

ARTICLE 4-RESTRICTION ON POST-TERMINATION EMPLOYMENT
----------------------------------------------------
4.1  ACKNOWLEDGMENTS BY EXECUTIVE.
     ----------------------------
         4.1.1. ACKNOWLEDGMENT OF PROTECTIBLE INTERESTS. Executive agrees that
                ---------------------------------------
the Company has a protectible interest in the Company Secrets, goodwill and specialized knowledge acquired by Executive during the course of his employment with Company.

         4.1.2. ACKNOWLEDGMENT OF CONSIDERATION. Executive acknowledges that the
                -------------------------------
provisions of this Article 4 are in consideration of: (1) employment with the Company; (2) employment for a fixed period of time, subject to the terms and conditions set forth below; (3) one-time discretionary stock option award; (4) one-time special bonus; (5) Executive's participation in the LTIP (as defined above) in accordance with the additional terms of that Program; and (6) additional good and valuable consideration as set forth in Addendum B of this Agreement

         4.1.3. ABILITY TO EARN LIVELIHOOD. Executive expressly agrees and
                --------------------------
acknowledges that the Restrictions contained in this Article 4 do not preclude Executive from earning a livelihood, nor does it unreasonably impose limitations on Executive's ability to earn a living. In addition, the Executive agrees and acknowledges that the potential harm to the Company of its non-enforcement outweighs any harm to the Executive of its enforcement by injunction or otherwise.

4.2 POST-EMPLOYMENT RESTRICTIONS. Executive agrees that if Executive's
    ----------------------------
employment with the Company is terminated for cause, by voluntary resignation on the part of Executive, or without cause (whether by the Company, by Executive or otherwise), the Executive will not, without the express written consent of the Company, directly or indirectly, for a period of two (2) years from the date of termination, in any capacity whatsoever, including either as an employee, employer, officer, director, proprietor, partner, joint venturer, consultant, stockholder (except for investments of no greater than 5% of the total outstanding shares in any publicly funded company), on his behalf or on behalf of any other entity:

                  (1) solicit, sell to, divert, serve, accept or receive business, which is similar to, or competitive with, the OP Division Business, from any entity which was a customer of IKON, or active prospect of IKON, during the two (2) year period immediately preceding the termination of Executive's employment, or

                  (2) engage or manage in any business and in any geographic area which competes with the Company's OP Division business at the time of Executive's termination, or

                  (3) start-up, acquire, purchase, or work in any capacity whatsoever for or on behalf of, any entity which has been identified as an actual or potential acquisition of IKON during the two (2) year period immediately preceding the termination of Executive's employment, or

                  (4) solicit, entice, or encourage any employee of the Company to leave the Company or hire or employ any such employee, or

                  (5) Manage the business or a portion of the business, of any entity engaged in a business which is similar to, or competitive with, the OP Division business.

Notwithstanding any provision in this Section 4.2 to the contrary, the Company and Executive agree to the following: (i) the following businesses shall be deemed to be directly competitive with the OP Division business and Executive shall be precluded from being hired by these companies (or any of their affiliated companies whether publicly spun off, affiliates and/or divested divisions) during the two year restricted term - Xerox, IBM, AT&T, Hewlett-Packard, Danka, Pitney Bowes Corporation, R.R. Donnelley, General Electric, Kinko's, Alpha Graphics, Staples, and Kodak Corporation; (ii) the following business situations shall be deemed not to be competitive with the Company or the OP Division business and Executive shall not be precluded from being employed by these companies during the two year restricted term - any employment position that Executive would have with a company other than those listed in clause (i) solely in the area of internal systems integration; and
(iii) a determination of whether businesses that would involve a position in external systems integration shall be deemed to be competitive with IKON shall be subject to good faith and reasonable negotiation between the President of IKON and Executive.

4.3 SEVERABILITY. Executive understands that the obligations imposed under this
    ------------
Restriction on Post-Termination Employment are in addition to, and independent of, any Restriction on the Use of Confidential Information imposed under this Agreement and any previously executed agreement concerning post-terminated employment, impose separate and distinct obligations from the Restriction on the Use of Confidential Information, and may be valid even if the Restriction on the Use of Confidential Information is declared invalid, in whole or in part, in any judicial or quasi-judicial forum.

ARTICLE 5-REMEDIES FOR BREACH
-----------------------------
5.1 INJUNCTIONS. In the event of a breach or threatened breach of any provision
    -----------
of Articles 3 or 4 of this Agreement, Executive acknowledges and agrees that the Company will suffer irreparable harm and further acknowledges and agrees that the Company's remedies at law are inadequate, and that the Company shall be entitled to an immediate injunction restraining such breach or potential breach as well as other equitable relief; but nothing herein shall be construed as prohibiting the Company from pursuing any other remedy available for such breach or threatened breach.

5.2 RESTITUTION. Notwithstanding anything in this Agreement or any other
    -----------
agreement between the parties to the contrary and in addition to any other rights or remedies the Company may have, if at any time Executive (whether during the Employment period or thereafter as provided herein) has violated any of his obligations contained in Articles 3 and 4 above, then the obligation of the Company to pay salary, vacation pay, bonus, incentive compensation or other form of pay or compensation (other than any vested employee benefits pursuant to a Company adopted plan) shall terminate, and from and after such termination neither the Executive, his beneficiary nor any of their legal representatives or distributees shall have any right to receive any payment(s) in connection therewith.

ARTICLE 6 -MISCELLANEOUS
------------------------
6.1 ARBITRATION. Except as permitted or provided in the foregoing Article 5, in
    -----------
the event Executive's employment is terminated, and Executive contends that such termination was wrongful or otherwise in violation of his rights or privileges, express or implied, whether founded in fact or in law, or any other rights or privileges, or was in violation of any express or implied condition, term, or covenant, whether founded in law or in fact, including but not limited to the covenant of good faith and fair dealing, or otherwise in violation of law, Executive and Company agree to submit the above-described disputed matter to binding arbitration. Executive and Company further expressly agree that in any such arbitration, the exclusive remedy which may be awarded by the arbitrator(s) shall be limited to back pay (including all bonuses and compensation under incentive or employee benefit plans) owing up to and including the date the arbitration award becomes final with interest, and Executive agrees that he shall not be entitled to any other remedy at law or in equity, including but not limited to general, special, punitive or exemplary damages and/or injunctive relief.

6.2 REFORMATION. The provisions and covenants contained herein are intended to
    -----------
be separate and divisible and if, for any reason, any one or more of such provisions or covenants should be held to be invalid and unenforceable in whole or in part, it is agreed that the same shall not be held to affect the validity or enforceability of any other provisions and covenants of this Agreement. In the event that any restriction set forth in this Agreement is determined by a Court to be unenforceable with respect to scope, time or geographical coverage, Executive agrees that such a restriction should be modified and narrowed so as to provide the maximum protection of the Company's legally protectible interests as described in this Agreement, and without negating or impairing any other restrictions or agreements set forth herein.

6.3 REASONABLENESS. Executive acknowledges that he has carefully read this
    --------------
Agreement and has given careful consideration to the restraints imposed upon the Executive by this Agreement, and is in full accord as to their necessity for the reasonable and proper protection of the Company's Secrets. The Executive expressly acknowledges and agrees that each and every restraint imposed by this Agreement is reasonable with respect to subject matter, time period and geographical area.

6.4 MODIFICATION. The Parties agree that the Agreement may not be modified
    ------------
except by the mutual written consent of the Parties. Notwithstanding the foregoing, the parties further agree that if a judicial or quasi-judicial entity declares the agreement invalid in whole or in part, it may modify the terms of the Agreement to give affect to the Agreement as modified.

6.5 SUCCESSORS AND ASSIGNS OF THE COMPANY. This Agreement shall bind Company and
    -------------------------------------
Executive, and also all of their respective family members, heirs, administrators, representatives, successors, assigns, officers, directors, agents employees, shareholders, affiliates, predecessors, and also all other persons, firms, corporations, associations, partnerships, and entities in privity with or related to or affiliated with any such person, firm, corporation, association, partnership or entity; including without limitation, any person, firm, corporation, association, partnership, limited liability company and entity or combination thereof which shall acquire substantially all of the assets, or direct or indirect control of a majority of the voting stock, of the Company, or which shall in any other manner cause a majority of the current members of the Board of Directors or the President to be replaced at any time after the effective date of this Agreement (a "Change of Control"). Any termination under Section 2.1(2) within eighteen (18) months of a Change of Control or any material demotion or restriction of Executive's current duties at the time of the Change of Control or within eighteen (18) months of a Change of Control, however effected, shall not be deemed a termination under Section 2.1 and Executive shall instead be entitled to receive the benefits he would be entitled to receive under Section 2.2 of this Agreement.

6.6 SURVIVAL OF OBLIGATIONS AND PROVISIONS. Exercise of the Company's
    --------------------------------------
termination rights according to the provisions of Articles 2.1, 2.2. and 2.3.1 shall not affect the Company's rights or the Executive's obligations under Articles 3, 4, 5 or 6. The Parties acknowledge and agree that the provisions within Articles 3, 4, 5 or 6 survive the termination or expiration of this Agreement as well as the termination of Executive's employment relationship with the Company.

6.7 AT-WILL PRESUMPTION. Upon completion of the Term of the Agreement, the
    -------------------
Parties acknowledge and agree that any further employment with the Company shall be in an at-will capacity and may be terminated at any time.

6.8 EXPENSES OF ENFORCEMENT. Executive shall be liable to, and will pay the
    -----------------------
Company for all costs and expenses, including, but not limited to, reasonable attorneys' fees, incurred by the Company in the successful enforcement in any respect of any of its rights under this Agreement, whether in litigation or otherwise. Likewise, in the event the Company is unsuccessful in enforcing its rights under this Agreement, whether in litigation or otherwise, then the Company shall pay all of Executive's costs and expenses, including, but not limited to, reasonable attorneys' fees, incurred by Executive in defending the Company's claims.

6.9 ENTIRE AGREEMENT. The Executive acknowledges and agrees that this Agreement,
    ----------------
including Addendums A and B which are incorporated herein and made a part of the Agreement, together with the Alco Standard Corporation Confidentiality and Patent Agreement executed by the Executive and constitute the entire agreement between the Parties concerning the subject matter of this Agreement, and that together they supersede and replace all prior agreements, whether written or oral except the relevant benefit and compensation plans referred to elsewhere in the Agreement, which are incorporated reference; there are no other agreements, understandings, restrictions, warranties, or representations between the parties relating to this subject matter. Executive hereby represents that, in signing the Agreement, he has not relied upon any promise, representation, or any other inducement that is not expressed herein.

6.10 APPLICABLE LAW. This Agreement, the construction of its terms, and the
     --------------
interpretation of the parties' rights and duties shall be governed by and construed according to the laws of the Commonwealth of Pennsylvania (the state of the principal place of business of IKON) without regard to the choice of law provisions of such law.

6.11 VENUE. The parties hereby agree that any lawsuit or proceeding instituted
     -----
regarding this Agreement, its interpretation, enforcement or validity shall be commenced in the Court of Common Pleas of Chester County, Pennsylvania, or in the United States District Court for the Eastern District of Pennsylvania, and the parties hereby consent to the personal jurisdiction over them of both Courts.

6.12 NOTICES. All notices and other communications concerning this Agreement
     -------
shall be in writing and must be given by postage prepaid, registered or certified mail, as follows:

      (a)    If to the Company, to:             (b)     If to Executive, to:
             P.O. Box 834                               P.O. Box 834
             Valley Forge, PA 19482                     Valley Forge, PA 19482
             Attn: Law Department

6.13 UNDERSTANDING OF TERMS. Executive acknowledges that he has carefully
     ----------------------
reviewed the contents of this Agreement, understands its import and intent, including the restrictions on post-termination employment it imposes, and that he agrees to its terms without duress and in full and complete knowledge of its effect.

6.14 WAIVER. No omission or delay on the part of either Party of due and
     ------
punctual fulfillment of any obligation shall be deemed to constitute a waiver by the other Party of any of its rights to require such due and punctual fulfillment of any other obligation hereunder, whether similar or otherwise, or a waiver of any remedy it may have.



IN WITNESS HEREOF, the Parties have affixed their signatures to this Agreement to be effective as of August 5, 1996.



WITNESS


-----------------------------                       ---------------------------
                                                    DAVID M. GADRA
                                                    Date:



ALCO STANDARD CORPORATION                           IKON OFFICE SOLUTIONS, INC.



-----------------------------                       ---------------------------
By:  Kurt E. Dinkelacker                            By:  Kurt E. Dinkelacker
Title:  Vice President                              Title:  President
Date:                                               Date: